UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

UNIFIRST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On December 15, 2025

The Annual Meeting of Shareholders (the “Annual Meeting”) of UniFirst Corporation (“UniFirst” or the “Company”) will be held virtually and exclusively online at https://www.cesonlineservices.com/unf25_vm on December 15, 2025 at 10:00 a.m. Eastern Time for the following purposes:

1.
To elect two Class II Directors, each to serve for a term of three years until the 2029 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;
2.
To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as more fully described in the accompanying Proxy Statement; and
3.
To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2026.

Shareholders also will consider and act upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

The Board of Directors has fixed the close of business on November 14, 2025 as the record date for the Annual Meeting. All shareholders of record on that date are entitled to receive notice of and to vote at the meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and 2025 Annual Report on Form 10-K are available at: https://investors.unifirst.com.

By Order of the Board of Directors,

MICHAEL PATRICK, Secretary

Wilmington, Massachusetts

November 24, 2025

Your vote is very important

Your vote is very important at the Annual Meeting. Engine Capital LP (together with its affiliates, “Engine Capital”), which owns approximately 2.2% of our Common Stock, has provided notice that it intends to nominate two candidates for election as directors at the Annual Meeting in opposition to the nominees recommended by the UniFirst Board of Directors. You may receive a proxy statement, blue proxy card and other solicitation materials from Engine Capital asking you to vote for their candidates. These materials are not from UniFirst, and UniFirst is not responsible for the accuracy of any information provided by, or relating to, Engine Capital or its nominees contained in any materials filed or disseminated by, or on behalf of, Engine Capital.

UniFirst’s Board of Directors strongly urges you NOT to sign or return any blue proxy card or voting instruction form sent to you by Engine Capital, even as a protest vote. If you have previously submitted a blue proxy card or voting instruction form, you can revoke that proxy or form at any time by signing, dating and mailing the enclosed WHITE proxy card or WHITE voting instruction form in the postage-paid envelope provided or following the instructions on the enclosed WHITE proxy card or WHITE voting instruction form to vote via the internet. Voting your shares by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

UniFirst’s Board of Directors unanimously recommends a vote “FOR” each of UniFirst’s Director nominees (Steven S. Sintros and Joseph M. Nowicki) and in accordance with the recommendation of UniFirst’s Board of Directors on all other proposals.

This year, your proxy card or voting instruction form looks different. As a result of Engine Capital’s actions, your proxy card or voting instruction form has more names on it than there are seats up for election. Please carefully review the WHITE proxy card or voting instruction form and only vote “FOR” the nominees and proposals recommended by UniFirst’s Board of Directors.

If you have questions or need assistance voting your shares, please contact UniFirst’s proxy solicitation firm:

7 Penn Plaza
New York, New York 10001

Toll-Free: 1-800-322-2885

Or

Email: proxy@MacKenziePartners.com

UNIFIRST CORPORATION

68 Jonspin Road

Wilmington, Massachusetts 01887

PROXY STATEMENT FOR 2026 ANNUAL MEETING OF SHAREHOLDERS

to be held on December 15, 2025

at 10:00 a.m. Eastern Time

virtually and exclusively online at https://www.cesonlineservices.com/unf25_vm

General Information

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of UniFirst Corporation (the “Company”, “UniFirst”, “we”, “our” or “us”) for use at the 2026 Annual Meeting of Shareholders to be held on December 15, 2025, (the “Annual Meeting”) and at any adjournments or postponements thereof. The proxy materials, including this Proxy Statement, the 2025 Annual Report on Form 10-K (the “Annual Report”), and the enclosed WHITE proxy card are first being sent to shareholders on or about November 24, 2025.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and 2025 Annual Report on Form 10-K are available at: https//investors.unifirst.com

Who is entitled to vote?

The Board of Directors has fixed the close of business on November 14, 2025 as the “Record Date” for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of the close of business on the Record Date, there were outstanding and entitled to vote 14,530,548 shares of common stock, par value $0.10 per share (“Common Stock”), and 3,551,265 shares of Class B common stock, par value $0.10 per share (“Class B Common Stock”). Transferees after such date will not be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote per share. Each share of Class B Common Stock is entitled to ten votes per share.

YOUR VOTE IS VERY IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SUBMIT YOUR VOTING INSTRUCTIONS VIA THE INTERNET AS SOON AS POSSIBLE. YOU CAN ALSO SIGN, DATE AND MAIL YOUR WHITE PROXY CARD OR WHITE VOTING INSTRUCTION FORM.

What matters are being voted on at the Annual Meeting?

As more fully described in this Proxy Statement, the purposes of the Annual Meeting are:

(1)
to elect two Class II Directors, each to serve for a term of three years until the 2029 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;
(2)
to approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as more fully described in this Proxy Statement; and
(3)
to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2026.

Shareholders also will consider and act upon such other matters that may properly come before the meeting or any adjournment or postponement thereof.

How many votes are needed for approval of each proposal?

(1)
Proposal 1 – Election of Directors: Each of two Class II Director is elected by a plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon. Votes may be cast “For” or “Withhold” with respect to the election of each director nominee. A

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“Withhold” vote is not considered a vote cast for the election of a director nominee and will have no impact on the election of a director nominee, except that as a result of the contested election initiated by Engine Capital, the failure to vote for a director nominee results in another nominee receiving a larger percentage of votes. Under the plurality voting standard, the two nominees up for election at the Annual Meeting that receive the highest number of votes cast “For” their election will be elected.
(2)
Proposal 2 – Non-Binding Advisory Vote on Executive Compensation: With respect to the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for approval. Votes may be cast “For”, “Against” or “Abstain” on Proposal 2.
(3)
Proposal 3 – Ratification of Appointment of Independent Registered Public Accounting Firm: With respect to the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2026, the affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for approval. Votes may be cast “For”, “Against” or “Abstain” on Proposal 3.

What is a quorum?

The representation in person or by proxy of at least a majority in interest of all Common Stock and Class B Common Stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of business. Consistent with applicable law, the Company intends to count abstentions and broker non-votes for the purpose of determining the presence or absence of a quorum for the transaction of business. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of director nominees, except that as a result of the contested election initiated by Engine Capital, the failure to vote for a director nominee results in another nominee receiving a larger percentage of votes, and no impact on the other proposals described above or any other matter which may properly come before the Annual Meeting or any adjournment or postponement thereof.

How do I vote?

Your vote is very important. If you hold your shares in your own name as a holder of record with our transfer agent, you may vote by one of the following methods:

1.
BY INTERNET, by following the instructions on the enclosed WHITE proxy card.
2.
BY WHITE PROXY CARD, by completing, dating, signing, and returning the WHITE proxy card in the postage-prepaid envelope provided. If you vote by internet, please do not mail your proxy card. Your proxy card must be received prior to the Annual Meeting.

If you are a shareholder of record and you attend the Annual Meeting, you may vote in person by ballot at the Annual Meeting even if you have previously voted by internet or by returning your proxy card. Any proxy may be revoked by delivery of a later dated proxy. We encourage you to vote prior to the Annual Meeting by internet or WHITE proxy card in accordance with the instructions above.

If you have any questions or need assistance voting, please contact MacKenzie Partners, Inc., our proxy solicitor in connection with the Annual Meeting. Shareholders may call toll-free: 1-800-322-2885 or email: proxy@MacKenziePartners.com.

This year, your proxy card or voting instruction form looks different. As a result of the actions of Engine Capital LP (together with its affiliates, “Engine Capital”), your proxy card or voting instruction form has more names on it than there are seats up for election. Please carefully review the proxy card or voting instruction form and only vote “FOR” the nominees (Steven S. Sintros and Joseph M. Nowicki) and proposals recommended by the UniFirst Board of Directors.

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If your shares are held by a broker, bank or other nominee in street name, you will receive a WHITE voting instruction form from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by returning a voting instruction form or on the internet. However, the availability of internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your shares by ballot at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Regardless of how you hold your shares, voting by proxy ensures that if you are unable to attend the Annual Meeting, your shares will be voted at the Annual Meeting. Voting now will not limit your right to change your vote or to attend the Annual Meeting.

Who is Engine Capital? How are they involved in the Annual Meeting?

Engine Capital is a New York-based hedge fund and activist investor that owns approximately 2.2% of our Common Stock. Engine Capital has notified us that it intends to nominate two candidates for election as directors at the Annual Meeting in opposition to the nominees recommended by the UniFirst Board of Directors. You may receive proxy solicitation materials from Engine Capital. UniFirst is not responsible for the accuracy or completeness of any information contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Engine Capital.

The UniFirst Board of Directors does NOT endorse any nominee of Engine Capital and unanimously recommends that you vote “FOR” the election of the individuals nominated by the UniFirst Board of Directors: Steven S. Sintros and Joseph M. Nowicki. The UniFirst Board of Directors urges you to disregard any materials and NOT to sign, return or vote using any blue proxy card sent to you by or on behalf of Engine Capital, even as a protest vote.

If you have already voted using a blue proxy card sent to you by Engine Capital, you can revoke it by: (i) executing and delivering a WHITE proxy card or WHITE voting instruction form, (ii) voting via the internet using the Internet address on the WHITE proxy card or WHITE voting instruction form, or (iii) voting by ballot at the Annual Meeting. Only your latest-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting. If you hold your shares in street name, the availability of internet voting will depend on the voting process of the broker or nominee holding your shares.

The UniFirst Board of Directors does NOT endorse the election of Engine Capital’s nominees and urges you to vote “FOR” only the nominees recommended by the UniFirst Board of Directors: Steven S. Sintros and Joseph M. Nowicki. You can best support UniFirst—and ensure our continued progress—by following the instructions on the WHITE proxy card or WHITE voting instruction form to vote “FOR” the nominees recommended by the UniFirst Board of Directors: Steven S. Sintros and Joseph M. Nowicki. The UniFirst Board of Directors urges you to disregard any materials and NOT to sign, return or vote using any blue proxy card sent to you by or on behalf of Engine Capital, even as a protest vote.

Why have I received different color proxy cards? What should I do if I receive a proxy card from Engine Capital?

Engine Capital has notified us that it intends to nominate two candidates for election as directors at the Annual Meeting in opposition to the nominees recommended by the UniFirst Board of Directors. As a result of Engine Capital’s activities, you may receive a blue proxy card from Engine Capital.

We have provided you with the enclosed WHITE proxy card or WHITE voting instruction form. The UniFirst Board of Directors does NOT endorse any director nominee of Engine Capital and unanimously recommends that you vote “FOR” the election of the individuals nominated by the UniFirst Board of Directors: Steven S. Sintros and Joseph M. Nowicki. The UniFirst Board of Directors urges you to disregard any materials and NOT to sign, return or vote using any blue proxy card sent to you by or on behalf of Engine Capital, even as a protest vote.

If Engine Capital proceeds with its nominations, we may conduct mailings prior to the date of the Annual Meeting to ensure that shareholders have UniFirst’s latest proxy information and materials to vote. We will send you a new WHITE proxy card or WHITE voting instruction form with each mailing, regardless of whether you have

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previously voted. We encourage you to vote every WHITE proxy card or WHITE voting instruction form that you receive. Only the latest-dated proxy card you submit will be counted.

Is the Company using a universal proxy card in connection with voting at the Annual Meeting?

Yes. The SEC has adopted rules requiring the use of a universal proxy card in contested director elections. Each of the Company and Engine Capital will use its own version of a universal proxy card containing the names of the individuals nominated by our board of directors—which individuals are Steven S. Sintros and Joseph M. Nowicki—and the individuals nominated by Engine Capital. Although the Company is required to include all nominees for election on its universal proxy card, we do NOT endorse any of the Engine Capital’s nominees. The UniFirst Board of Directors does NOT endorse any director nominee of Engine Capital and unanimously recommends that you vote “FOR” the election of the individuals nominated by our board of directors: Steven S. Sintros and Joseph M. Nowicki.

What happens if I return a WHITE proxy card but give voting instructions for fewer than two candidates?

If an undervote (that is, voting “FOR” with respect to fewer than two nominees on Proposal 1) occurs on a registered shareholder’s WHITE proxy card, the shares represented by that WHITE proxy card will be voted as marked. No discretionary authority is available to vote shares represented by an undervoted proxy card for the remaining director seats up for election.

What happens if I return a WHITE proxy card but give voting instructions for more than two candidates?

If an overvote (that is, voting “FOR” with respect to more than two nominees on Proposal 1) occurs on a registered shareholder’s WHITE proxy card, the shares represented by that WHITE proxy card will be invalid and will not be counted on Proposal 1. Votes on other matters on that WHITE proxy card can be counted, including for purposes of determining a quorum.

What happens if Engine Capital withdraws or abandons its solicitation or fails to comply with the new universal proxy rules, and I already granted proxy authority in favor of Engine Capital?

If Engine Capital withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a shareholder has already granted proxy authority, shareholders can still sign and date a later submitted WHITE proxy card or WHITE voting instruction form.

If you do not revoke a proxy given in favor of one or more of the Engine Capital’s nominees prior to the Annual Meeting and Engine Capital abandons its solicitation or fails to comply with the requirements of the universal proxy rules or the Company’s by-laws (by, for example, failing to solicit the requisite number of holders of the Company’s outstanding stock), proxies solicited for Engine Capital’s nominees will be disregarded and not counted for purposes of determining whether there is a quorum at the Annual Meeting and will not be considered to have been voted for the director nominee(s) or any other proposals.

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What is the effect of giving a proxy?

Proxies are solicited by and on behalf of UniFirst’s Board of Directors. Steven S. Sintros, Chief Executive Officer and President, and Shane F. O’Connor, Executive Vice President and Chief Financial Officer, have been designated as proxy holders by the UniFirst Board of Directors. Shares represented by a properly executed WHITE proxy card or WHITE voting instruction form properly dated and not revoked will be voted at the Annual Meeting as directed on the WHITE proxy card or WHITE voting instruction form. If a properly executed WHITE proxy card or WHITE voting instruction form is submitted and no instructions are given, the proxy (1) will be voted “For” the election of each of the two nominees for Class II Director named in this Proxy Statement (Steven S. Sintros and Joseph M. Nowicki), each to serve for a term of three years until the 2029 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified, (2) will be voted “For” the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers and (3) will be voted “For” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2026. It is not anticipated that any matter other than those set forth in this Proxy Statement will be presented at the Annual Meeting. If other matters are presented, WHITE proxies or WHITE voting instruction forms will be voted in accordance with the discretion of the proxy holders. The Board of Directors recommends a vote (1) “For” the election of each of the two nominees for Class II Director (Steven S. Sintros and Joseph M. Nowicki), (2) “For” the approval, on a non-binding, advisory basis, of the compensation of the Company’s named executive officers and (3) “For” the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 29, 2026.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Because of the contested nature of the solicitation at the Annual Meeting, if your shares are held in street name, to the extent that your broker, bank or other nominee provides you with Engine Capital’s proxy materials, your broker, bank or other nominee may not, with respect to all proposals considered at the Annual Meeting, exercise discretion to vote your shares on your behalf without receiving your specific voting instructions. If, however, you are a street name shareholder and your broker, bank or other nominee does not provide you with Engine Capital’s proxy materials, then the proposal to ratify the appointment of our independent registered public accounting firm for our fiscal year ending August 29, 2026 (Proposal 3), would be considered a routine matter and your broker, bank or other nominee would be able to exercise discretion to vote your shares on your behalf on that proposal without receiving your specific voting instructions, although it is possible that your broker, bank or other nominee may choose not to exercise such discretionary authority. If you are a street name shareholder, we strongly encourage you to instruct your broker, bank or other nominee to vote your shares by following the instructions on the WHITE voting instruction form.

Can I revoke my proxy or change my vote?

Yes. If you are a shareholder of record, you can change your vote or revoke a proxy at any time before it has been exercised by: (1) filing a written revocation with the Secretary of the Company at the address of the Company set forth below, (2) properly casting a new vote via the internet at any time before the closure of the internet voting facilities, (3) filing a duly executed proxy bearing a later date, or (4) appearing in person and voting by ballot at the Annual Meeting. Any shareholder of record as of the Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a shareholder at the Annual Meeting will not constitute revocation of a previously given proxy. Any written revocation of a proxy should be sent to UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887, Attention: Secretary, prior to the vote at the Annual Meeting.

If your shares are held through a broker, bank or other nominee and you instructed your broker, bank or other nominee to vote your shares by following the instructions that the broker, bank or other nominee provided to you, you may change your voting instructions by submitting new voting instructions to your broker, bank or other nominee prior to the deadline for voting.

Who counts the votes?

Our independent inspector of elections, CT Hagberg, LLC, will tabulate the votes cast by proxy and in person at the Annual Meeting.

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How are proxies solicited and who is paying for the solicitation of proxies?

The UniFirst Board of Directors is soliciting proxies for use at the Annual Meeting. The expense of this proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, the Directors, officers and employees of the Company may also solicit proxies personally, by telephone, by email or by other means of communication without special compensation for such activities. Appendix A sets forth information relating to certain of the Company’s directors and certain executive officers and employees who are considered “participants” in the Company’s solicitation under the rules of the Securities and Exchange Commission (the “SEC”) by reason of their position as directors of the Company or because they may be soliciting proxies on the Company’s behalf. The Company may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners. The Company, upon request, will reimburse such holders for their reasonable expenses in connection therewith.

As a result of the proxy contest initiated by Engine Capital, the Company may incur substantial additional costs in connection with the solicitation of proxies. The Company has retained MacKenzie Partners, Inc. (“MacKenzie Partners”) to assist in the solicitation of proxies for a fee of $20,000 plus out-of-pocket expenses. Mackenzie Partners expects that approximately 20 of its employees will assist in the solicitation. The Company’s expenses related to the solicitation of proxies from shareholders this year may substantially exceed those normally spent for an annual meeting of shareholders. Such additional costs are estimated to aggregate to approximately $500,000. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with this solicitation. These additional solicitation costs are expected to include: the fee payable to our proxy solicitor; fees of outside counsel and strategic communications advisor to advise the Company in connection with a contested solicitation of proxies; increased mailing costs, such as the costs of additional mailings of solicitation material to shareholders, including printing costs, mailing costs and the reimbursement of reasonable expenses of banks, brokerage houses and other agents incurred in forwarding solicitation materials to beneficial owners of common stock; and the costs of retaining a virtual meeting provider and independent inspector of election. To date, we have incurred approximately $350,000 of these solicitation costs.

Other than persons described in this proxy statement, no general class of employee of the Company will be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, our employees, officers and directors may be asked to perform clerical or ministerial tasks in furtherance of the solicitation. None of these individuals will receive any additional or special compensation for doing this, but they may be reimbursed for reasonable out-of-pocket expenses.

Whom do I contact if I have questions about the Annual Meeting?

If you have questions or need assistance voting your shares, please contact:

7 Penn Plaza
New York, New York 10001

Toll-Free: 1-800-322-2885

Or

Email: proxy@MacKenziePartners.com

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BACKGROUND TO THE SOLICITATION

The following chronology summarizes the key contacts between the Company and Engine Capital. This summary does not purport to catalogue every conversation of or among members of the Board of Directors, the Company’s management, the Company’s advisors, or representatives of Engine Capital and their advisors relating to the solicitation.

Engine Capital introduced itself as an interested potential shareholder to Shane O’Connor, the Company’s Executive Vice President and Chief Financial Officer, and had its first virtual meeting with Mr. O’Connor on November 1, 2023. From November 2023 through October 2025, the Company engaged periodically in constructive dialogue with Engine Capital with respect to various questions relating to the Company’s business and other related topics.

On October 17, 2025, a representative of Engine Capital contacted Mr. O’Connor to request a call. The parties attempted to coordinate schedules but were unable to identify a mutually available time.

On October 30, 2025, Michael A. Croatti informed a representative of the Company that he wished to be nominated to the Board of Directors and that he was collaborating with Engine Capital in connection with such potential nomination. Prior to this communication, Mr. Croatti had not expressed to the Company any interest in serving on the Board of Directors. Mr. Croatti, is the grandson of the Company’s founder Aldo Croatti and had been a consultant to the Company since January 2025. Mr. Croatti had previously served as Executive Vice President of Operations at the Company.

Also on October 30, 2025, Engine Capital’s counsel delivered a nomination notice to the Company, informing the Company of Engine Capital’s nomination of two director candidates to the Board of Directors: Arnaud Ajdler, Managing Member of Engine Capital, and Mr. Croatti. The nomination notice identified Mr. Croatti as a participant in Engine Capital’s solicitation. The nomination notice indicated that Engine Capital beneficially owned approximately 2.2% of the Company’s Common Stock outstanding and that Mr. Croatti beneficially owned approximately 0.4% of the Company’s Common Stock and 1.6% of the Company’s Class B Common Stock outstanding, respectively.

Also on October 30, 2025, Mr. Ajdler contacted Mr. Sintros, the Company’s Chief Executive Officer and President, and Mr. O’Connor to request a meeting to preview a non-public letter that Engine Capital intended to send to the Board of Directors.

On October 31, 2025, Mr. Sintros, Mr. O’Connor and Michael Patrick, the Company’s Senior Vice President and General Counsel, had a virtual meeting with Mr. Ajdler. During the meeting, Mr. Ajdler previewed the contents of a non-public letter Engine Capital intended to send to the Board of Directors and provided the Company with Engine Capital’s views for increasing shareholder value. This thesis centered on the Company immediately: (1) announcing a formal Company sale process; (2) adding Mr. Ajdler and Mr. Croatti to the Board of Directors; and (3) establishing a committee of the Board of Directors to oversee the Company sale process, with Mr. Ajdler and Mr. Croatti as members of the committee. During the meeting, Mr. Ajdler noted that Engine Capital did not anticipate its nominees would be elected to the Board of Directors at the upcoming Annual Meeting, explaining that the proxy contest was intended as a referendum on the Board of Directors and on whether the Company should be sold. Following this meeting, Engine Capital provided a copy of its letter to the Company.

On November 3, 2025, the Board of Directors met to discuss the communications with Engine Capital. Following discussion, the Board of Directors authorized certain members of the Board of Directors to meet with Engine Capital to better understand Engine Capital’s perspectives and the qualifications of the Engine Capital nominees.

On November 4, 2025, Mr. Patrick contacted Mr. Ajdler and they scheduled a meeting among members of the Board of Directors and Mr. Ajdler for November 11, 2025. Mr. Patrick also provided Mr. Ajdler with the Company’s director questionnaire to facilitate the Board of Directors’ evaluation of the Engine Capital nominees.

On November 11, 2025, Joseph M. Nowicki and Sergio A. Pupkin, independent directors on the Board of Directors and Mr. Sintros and Mr. Patrick, had a virtual meeting with Mr. Ajdler to listen to Engine Capital’s perspectives and proposals and evaluate Mr. Ajdler’s qualifications as a proposed nominee.

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On November 12, 2025, the Company filed our preliminary Proxy Statement with the SEC.

Also on November 12, 2025, the Company announced the filing of our preliminary Proxy Statement and Engine Capital’s nomination of two director candidates for election to the Board of Directors.

On November 14, 2025, Engine Capital filed a preliminary proxy statement with the SEC.

On November 24, 2025, the Company filed this definitive Proxy Statement with the SEC.

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PROPOSAL 1

ELECTION OF DIRECTORS

As of the date of this Proxy Statement, the Board of Directors of the Company is composed of seven members, divided into three classes. One class is elected each year at the Annual Meeting of Shareholders and the Directors in each class serve for a term until the Annual Meeting of Shareholders held in the third year following their election and until their respective successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each Annual Meeting of Shareholders. The Class II of directors, which currently consists of Raymond C. Zemlin and Steven S. Sintros, is up for election at the Annual Meeting.

Mr. Zemlin, a Director since 2017, will be retiring upon completion of his term at the Annual Meeting and will not be up for re-election. The Company thanks Mr. Zemlin for his many years of dedicated service and many contributions to the Company and to the Board of Directors. As a result of Mr. Zemlin’s upcoming retirement, the Board is nominating Joseph M. Nowicki, currently a Class I director, to take Mr. Zemlin’s place as a Class II director at the Annual Meeting. Mr. Nowicki would not otherwise have been up for re-election until the 2027 Annual Meeting of Shareholders. Immediately following the Annual Meeting, Cynthia Croatti, a Class III Director elected at the 2025 Annual Meeting of Shareholders, will be moved to Class I to balance the number of directors in each class. The size of the Board of Directors will be reduced to six members effective at the Annual Meeting.

Nominees

At the Annual Meeting, two Class II Directors will be elected to serve until the 2029 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. The Board of Directors has nominated Messrs. Sintros and Nowicki as Class II Directors (together, the “Nominees”).

The Board of Directors has determined that Mr. Nowicki is “independent” under the rules of the New York Stock Exchange.

Unless otherwise instructed, the persons named in the WHITE proxy will vote the shares to which the proxy relates “For” the election of the Nominees to the Board of Directors. While the Company has no reason to believe that either of the Nominees will be unable to serve as a Director, in the event either of the Nominees should become unavailable to serve at the time of the Annual Meeting, it is the intention of the persons named in the proxy to vote such proxy for such other person or persons as the Board of Directors may recommend.

Following Mr. Zemlin’s retirement at the Annual Meeting, the Board of Directors will meet to appoint a Chairman of the Board of Directors, which is currently expected to be Mr. Nowicki.

UniFirst’s Board of Directors does NOT endorse the election of Engine Capital’s nominees and urges you to vote “FOR” only the nominees recommended by UniFirst’s Board of Directors: Steven S. Sintros and Joseph M. Nowicki.

You can best support the Company—and ensure our continued progress—by following the instructions on the WHITE proxy card or WHITE voting instruction form to vote “FOR” the nominees recommended by UniFirst’s Board of Directors: Steven S. Sintros and Joseph M. Nowicki.

UniFirst’s Board of Directors urges you to disregard any materials and NOT to sign, return or vote using any blue proxy card sent to you by or on behalf of Engine Capital, even as a protest vote.

Vote Required

Each of two Class II Directors is elected by a plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon. Votes may be cast “FOR” or “WITHHOLD” with respect to the election of each of director nominee. A “WITHHOLD” vote is not considered a vote cast for the election of a director nominee and will have no impact on the election of a director nominee, except that as a result of the contested election initiated by Engine Capital, the failure to vote for a director nominee results in another nominee receiving a larger

11

percentage of votes. Under the plurality voting standard, the two nominees up for election at the Annual Meeting that receive the highest number of votes cast “For” their election will be elected.

Board Recommendation

THE UNIFIRST BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF STEVEN S. SINTROS AND JOSEPH M. NOWICKI AS CLASS II DIRECTORS ON THE WHITE PROXY CARD OR WHITE VOTING INSTRUCTION FORM.

As described previously, Engine Capital has notified us that it intends to nominate two candidates for election as directors at the Annual Meeting in opposition to the nominees recommended by UniFirst’s Board of Directors. As a result, assuming those nominees are in fact nominated for election at the Annual Meeting and all of those nominations have not been withdrawn by Engine Capital, the number of director nominees will exceed the number of directors to be elected at the Annual Meeting. Accordingly, the two director nominees receiving the greatest number of votes cast “FOR” their election will be elected.

The UniFirst Board of Directors does NOT endorse any nominee of Engine Capital and unanimously recommends that you vote “FOR” the election of the individuals nominated by UniFirst’s Board of Directors: Steven S. Sintros and Joseph M. Nowicki. The UniFirst Board of Directors urges you to disregard any materials and NOT to sign, return or vote using any blue proxy card or blue voting instruction form sent to you by or on behalf of Engine Capital, even as a protest vote. Voting to “WITHHOLD” with respect to any of Engine Capital’s nominees on a blue proxy card or blue voting instruction form sent to you by Engine Capital is NOT the same as voting for the nominees recommended by UniFirst’s Board of Directors because a vote to “WITHHOLD” with respect to any of Engine Capital’s nominees will revoke any WHITE proxy card that you have previously submitted.

If you have already voted using a proxy card or voting instruction form sent to you by Engine Capital, you can revoke it by: (i) executing and delivering a WHITE proxy card or WHITE voting instruction form, (ii) voting via the internet using the Internet address on the WHITE proxy card or WHITE voting instruction form, or (iii) voting by ballot at the Annual Meeting. Only your latest-dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting. If you are a street name shareholder, the availability of internet voting will depend on the voting process of the broker or nominee holding your shares.

You may receive solicitation materials from Engine Capital, including proxy statements and blue proxy cards or blue voting instruction forms. Information about Engine Capital’s nominees may be found in Engine Capital’s proxy statement. UniFirst is not responsible for the accuracy or completeness of any information provided by or relating to Engine Capital or its nominees contained in the solicitation material filed or disseminated by or on behalf of Engine Capital or any other statements that Engine Capital may make. You can access Engine Capital’s proxy statement, and other relevant documents, without cost on the SEC’s website at www.sec.gov.

If you have questions or need assistance voting your shares, please contact: 7 Penn Plaza New York, New York 10001 Toll-Free: 1-800-322-2885 Or Email: proxy@MacKenziePartners.com

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Information Regarding Nominees and Directors

At UniFirst, we are guided by our Board of Directors, which oversees and manages our Company’s affairs. There are four Committees of the Board of Directors, each tasked with supporting various aspects of UniFirst. The Nominating and Corporate Governance Committee is responsible for identifying and recommending qualified individuals to serve as Board members and oversight of the corporate governance guidelines. The Compensation Committee evaluates the performance and compensation of Company executives. The Audit Committee oversees the Company’s financial statements, reporting process and internal controls and procedures. Finally, our Impact Committee is responsible for oversight of our Environmental, Social and Governance (“ESG”) strategies, initiatives, and policies, including our approach to risk assessment and management.

(Left to right, front row) Cynthia Croatti, Michael Iandoli, Cecilia McKenney,
(Left to right, back row) Raymond C. Zemlin, Steven S. Sintros, Sergio A. Pupkin, Joseph M. Nowicki

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Director Nominees for Election at the 2026 Annual Meeting – Nominated to Serve for a Term that Expires in 2029

Steven S. Sintros DIRECTOR SINCE 2017 Current Term Expires: 2026 Age: 52

Mr. Sintros has served as a Director since 2017. He joined the Company in 2004. Mr. Sintros has served as our President and Chief Executive Officer and a Director since 2017. He has overall responsibility for management of the Company. He previously served as our Chief Financial Officer from 2009 until 2018. Prior to taking the role of Chief Financial Officer, Mr. Sintros held various financial roles within the Company. Mr. Sintros brings to the Board of Directors his executive leadership experience and his significant knowledge of, and experience with, the Company and its industry.

Joseph M. Nowicki DIRECTOR SINCE 2022 Current Term Expires: Was scheduled to Expire in 2027 - Up For Re-Election in 2026 Age: 64 Audit Committee (chair) Impact Committee

Mr. Nowicki has served as Director of the Company since 2022. Mr. Nowicki was the Executive Vice President and Chief Financial Officer of Beacon Roofing Supply, Inc. (Formerly Nasdaq-GS: BECN), a distributor of commercial and residential roofing products and related building materials, from 2013 to 2020. He was previously Chief Financial Officer of Spartan Motors, Inc. (Formerly Nasdaq: SPAR), a specialty vehicle manufacturer, from 2009 to 2013. Mr. Nowicki has served since from 2020 to 2024 on the Board of Directors of LL Flooring Holdings, Inc. (Formerly NYSE: LLFLQ) (formerly Lumber Liquidators Holdings, Inc.), one of North America’s leading specialty retailers of hard-surface flooring, where he is was Chair of the Audit Committee and a member of the Compliance and Regulatory Affairs Committee. Mr. Nowicki previously served on the Board of Directors of Diversified Restaurant Holdings, Inc. (Nasdaq: SAUC), one of the largest franchisees of Buffalo Wild Wings, from 2010 to 2020. He also previously served on the Board of Directors of ASV Holdings, Inc. (Nasdaq: ASV), a designer and manufacturer of a broad range of high-quality compact track loader and skid steer loader equipment, from 2017 to 2019. Mr. Nowicki brings to the Board of Directors his extensive leadership, business and financial experience.

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Continuing Directors

Michael Iandoli DIRECTOR SINCE 2007 Current Term Expires: 2027 Age: 80 Audit Committee Compensation Committee (chair) Nominating and Corporate Governance Committee

Mr. Iandoli has served as Director of the Company since 2007. He currently consults with various businesses in the areas of staffing and managed service programs. He previously served as Chief Executive Officer of PEAK Technical Staffing USA, a provider of technical staffing, from 2013 to 2020. Mr. Iandoli previously served as Director of Strategic Staffing at PEAK Technical Staffing USA from 2007 to August 2013. He served for over 30 years as a senior executive and President of TAC Worldwide Companies, a billion dollar international contract labor firm serving the automotive and high-tech industries. Mr. Iandoli was President of the Executive Committee at the Larz Anderson Auto Museum from 2007 to January 2014. Mr. Iandoli brings to the Board of Directors his extensive executive leadership and operational experience.

Cynthia Croatti DIRECTOR SINCE 1995 Current Term Expires: 2028 (1) Age: 70 Impact Committee

Ms. Croatti has served as Director of the Company since 1995. She joined the Company in 1980. Ms. Croatti was most recently an Executive Vice President with a primary focus on advancing key initiatives aimed at enhancing the Company’s culture, branding, and long-term strategy. Ms. Croatti retired from the Company in 2022 but remains a special consultant and advisor to the Company’s CEO and Senior Leadership Team. During her tenure at the Company, she previously had primary responsibility for overseeing the human resources and purchasing functions. Ms. Croatti has served as a Director since 1995 and previously served as Treasurer. Ms. Croatti brings to the Board of Directors her detailed knowledge of the Company and the Company’s industry and her executive leadership experience.

Sergio A. Pupkin (2) DIRECTOR SINCE 2022 Current Term Expires: 2028 Age: 60 Audit Committee Impact Committee (chair)

Mr. Pupkin has served as a Director of the Company since October 2022. He has served on the Board of Directors of Sterilex, a developer of innovative food safety antimicrobial products, since March 2024 and the Board of Directors of Circularix, a manufacturer in the recycled plastics industry, since July 2024. He previously served as Senior Vice President and Chief Growth and Strategy Officer at Sealed Air Corporation (NYSE: SEE), a leading global provider of packaging solutions integrating high-performance materials, automation, equipment and services, from 2021 to 2023. In that role, Mr. Pupkin was responsible for global strategy, mergers and acquisitions, strategic marketing, digital business development, research and development and sustainability. Mr. Pupkin was previously named Vice President and Chief Growth & Strategy Officer and appointed an executive officer of Sealed Air Corporation in 2020. Prior to that, Mr. Pupkin served as Vice President and Chief Strategy Officer of Sealed Air Corporation from 2019 to 2020 and served as Vice President, Corporate Strategy, Mergers and Acquisitions from 2016 to 2019. From 2011 to 2016, Mr. Pupkin held leadership positions in Sealed Air Corporation’s former Diversey Care segment. Mr. Pupkin brings to the Board of Directors extensive leadership experience in strategy, corporate development and international marketing.

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Cecilia McKenney (2) DIRECTOR SINCE 2024 Current Term Expires: 2028 Age: 63 Compensation Committee Nominating and Corporate Governance Committee

Ms. McKenney has served as a Director of the Company since May 2024. She is the Senior Vice President and Chief Human Resources Officer at Quest Diagnostics Incorporated ("Quest") (NYSE: DGX), a provider of diagnostic information services, a position she has held since 2018. Before that, she served in various roles at Frontier Communications (Nasdaq: FYBR), a communications services company, from 2006 to 2017, including Executive Vice President, Consumer Sales and Marketing from 2016 to 2017, Executive Vice President and Chief Customer Officer from 2015 to 2016, Executive Vice President, HR, Administrative Services and Frontier Secure from 2013 to 2015, Executive Vice President, HR and Call Center Sales and Services from 2008 to 2013 and Senior Vice President, HR from 2006 to 2008. Prior to Frontier Communications, Ms. McKenney held a number of positions at Pepsi Bottling Group from 1989 to 2005, rising to Group Vice President, Headquarters Human Resources. She currently serves on a number of non-profit boards, including for the Quest Diagnostics Foundation, Catholic Charities Archdiocese of New York and St. Joseph’s Health Foundation. Ms. McKenney received a B.A. in business administration from Franklin & Marshall College. Ms. McKenney brings to the Board of Directors her extensive executive leadership experience, which includes human resources and compensation.

Retiring Director

Raymond C. Zemlin DIRECTOR SINCE 2017 Current Term Expires: At the 2026 Annual Meeting Age: 70 Compensation Committee Nominating and Corporate Governance Committee (chair) Impact Committee

Mr. Zemlin has served as Chairman of the Board of Directors of the Company since 2017. Mr. Zemlin was a partner in the law firm Goodwin Procter LLP until his retirement in 2017. Mr. Zemlin joined Goodwin Procter LLP in 1980 and became a partner in 1988. While at Goodwin Procter LLP, he focused primarily on securities law, mergers and acquisitions, corporate finance and governance matters for public companies. Mr. Zemlin brings to the Board of Directors an in-depth knowledge of the Company and the industries in which it operates combined with over 35 years of legal expertise and experience.

(1)
Immediately following the Annual Meeting, Ms. Croatti will be moved to Class I and up for re-election at the 2027 Annual Meeting of Shareholders.
(2)
The Company has designated Mr. Pupkin and Ms. McKenney to be elected by the holders of Common Stock voting separately as a single class.

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Board of Directors Matrix

COMMITTEE TYPES

AC AUDIT

CC COMPENSATION

NCG NOMINATING AND CORPORATE GOVERNANCE

IC IMPACT

COMMITTEE MEMBERS	AGE	BOARD TENURE (YEARS) AS OF AUGUST 30, 2025	GENDER	ETHNICITY	COMMITTEES SERVED DURING FISCAL 2025 (CHAIRS IN GREEN)	LOCATION	CURRENT PUBLIC BOARDS	PUBLIC CEO EXPERIENCE	QUALIFIED FINANCIAL EXPERTISE	HUMAN RESOURCES	LEGAL	COMMERCIAL/GROWTH	M&A	OPERATIONS	STRATEGY	TECHNOLOGY	SUSTAINABILITY
STEVE S. SINTROS (CEO)	52	8.1	M	White		MA	1	•	•			•	•	•	•		
CYNTHIA CROATTI	70	30.7	F	White	IC	MA	1			•					•		
MICHAEL IANDOLI	80	18.7	M	White	CC AC NCG	OH	1			•		•		•	•		
RAYMOND C. ZEMLIN (CHAIRMAN)	70	8.6	M	White	NCG CC IC	MA	1				•		•		•		
JOSEPH NOWICKI	64	3.4	M	White	AC IC	MI	1		•				•		•	•	
SERGIO A. PUPKIN	60	2.9	M	Latino	IC AC	NC	1					•	•	•	•		•
CECILIA MCKENNEY	63	1.2	F	White	CC NCG	NY	1			•		•	•	•	•		
TOTAL:								**1**	**2**	**3**	**1**	**4**	**5**	**4**	**7**	**1**	**1**

17

Meetings of the Board of Directors and Its Committees

Board of Directors

The Company’s Board of Directors is divided into three classes, and the members of each class serve for staggered three-year terms. See “Proposal 1 – Election of Directors” for more information regarding the Company’s Board of Directors. The Board of Directors held 32 meetings during the Company’s 2025 fiscal year.

The Board of Directors currently has four Committees consisting of the Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee and Impact Committee. Additional information regarding such Committees is set forth below.

Audit Committee
Current Committee Members	Primary Responsibilities
Joseph M. Nowicki (Chair) Michael Iandoli Sergio A. Pupkin Met 12 times in fiscal 2025

The Audit Committee is responsible for assisting the Board of Directors in its oversight of:

(1)
the integrity of the Company’s financial statements and reporting process, including the adequacy of the Company's internal controls and procedures,
(2)
the qualifications, independence and performance of the Company’s independent registered public accounting firm,
(3)
the performance of the Company’s internal audit function, and
(4)
the Company’s compliance with legal and regulatory requirements.

The Board of Directors and the Audit Committee have adopted a Statement of Corporate Policy and Code of Business Conduct and a written Audit Committee Charter, which is reviewed annually and revised from time to time. The Company’s Audit Committee Complaint Procedure is also available on the Company’s website.

Audit Committee Financial Experts and Independence

The Board of Directors has determined that each of the members of the Audit Committee is “independent” under the rules of the New York Stock Exchange (“NYSE”) and the SEC and has determined that Mr. Nowicki, is an “audit committee financial expert” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Policies

A current copy of the Audit Committee’s charter and other governance documents and policies listed below are available on the Company’s website: https://investors.unifirst.com/corporate-governance/highlights

Statement of Corporate Policy and Code of Business Conduct

Audit Committee Complaint Procedure

Audit Committee Charter, as amended

The Company intends to disclose any amendment to or waiver of a provision of the Statement of Corporate Policy and Code of Business Conduct that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller by posting such information on its website at www.unifirst.com.

Compensation Committee
Current Committee Members	Primary Responsibilities
Michael Iandoli (Chair) Raymond C. Zemlin Cecilia McKenney Met 7 times in fiscal 2025

The Compensation Committee is responsible for:

(1)
reviewing and approving the Company’s executive compensation program,
(2)
the recommendation of awards under the Company’s equity compensation plans, and
(3)
establishing the compensation for the Company’s Chief Executive Officer.

The Board of Directors and the Compensation Committee have adopted a written Compensation Committee Charter, which is reviewed annually and revised from time to time.

Independence
The Board of Directors has determined that each of the members of the Compensation Committee is “independent” under the rules of the NYSE.
Policies
A current copy of the Compensation Committee’s charter is available on the Company’s website: https://investors.unifirst.com/corporate-governance/highlights Compensation Committee Charter

Nominating and Corporate Governance Committee
Current Committee Members	Primary Responsibilities
Raymond C. Zemlin (Chair) Michael Iandoli Cecilia McKenney Met 5 times in fiscal 2025

The Nominating and Corporate Governance Committee is responsible for:

(1)
the review and evaluation of potential nominees for election or appointment to the Board of Directors and recommendation of such nominees to the full Board of Directors,
(2)
the review and consideration of all Director candidates recommended by any of the Company’s Directors or shareholders. Such review and consideration is to proceed in accordance with the Company’s By-laws, Corporate Governance Guidelines and Policy Regarding New Director Nominations. See “Other Matters — Shareholder Proposals” for a summary of certain of these requirements, and
(3)
developing and recommending to the Board of Directors a set of Corporate Governance Guidelines applicable to the Company and periodically reviewing such guidelines and recommending any changes to those guidelines to the Board of Directors.

While neither the Board of Directors nor the Nominating and Corporate Governance Committee has a specific policy with respect to diversity, the Nominating and Corporate Governance Committee believes that director candidates should have a background that is complementary to that of the existing Board members so as to provide management and the Board of Directors with a variety and freshness of views.

The Board of Directors and the Nominating and Corporate Governance Committee have adopted a written Nominating and Corporate Governance Committee Charter, which is reviewed annually and revised from time to time.

Independence
The Board of Directors has determined that each of the members of the Nominating and Corporate Governance Committee is “independent” under the rules of the NYSE.
Policies

A current copy of the Nominating and Governance Committee’s charter and other governance documents listed below are available on the Company’s website: https://investors.unifirst.com/corporate-governance/highlights

Nominating and Corporate Governance Committee Charter

Corporate Governance Guidelines

Policy Regarding New Director Nominations

Impact Committee
Current Committee Members	Primary Responsibilities
Sergio A. Pupkin (Chair) Cynthia Croatti Joseph M. Nowicki Raymond C. Zemlin Met 4 times in fiscal 2025

The Impact Committee is responsible for:

(1)
reviewing the Company’s ESG strategies, initiatives and policies with management,
(2)
providing oversight of the Company’s risk assessment and management guidelines with respect to the operational, regulatory and reputational risks and impacts of ESG matters on the Company,
(3)
reviewing reports from management regarding the Company’s progress towards its key ESG objectives, scores and providing advice regarding any areas of opportunity, and
(4)
monitoring developments relating to ESG matters and recommending periodic ESG updates for the Board to ensure the Board is aware of ESG matters in general and the Company’s ESG profile specifically

Each Director participated in at least 75% of all of the meetings of the Board of Directors and of the committees of which the Director was a member held during the last fiscal year. The Board of Directors generally schedules a meeting to coincide with the Annual Meeting of Shareholders. Directors are strongly encouraged to attend the Annual Meeting. Each of the Directors participated in the 2025 Annual Meeting of Shareholders.

Please note that information contained in our website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.

Independence of Board Members

The Board of Directors has determined that each of Messrs. Iandoli, Nowicki, Pupkin and Zemlin and Ms. McKenney is an “independent director” in accordance with the corporate governance rules of the NYSE as a result of having no material relationship with the Company other than (1) serving as a Director and a Board of Directors Committee member, (2) receiving related fees as disclosed in this Proxy Statement and (3) having beneficial ownership of the Company’s securities as disclosed in the section of this Proxy Statement entitled — “Security Ownership of Management, Directors, Director Nominees and Principal Shareholders.”

Board Leadership Structure

Mr. Sintros serves as our President and Chief Executive Officer and as Director, and Mr. Zemlin, an independent Director, serves as Chairman of the Board of Directors. The Board of Directors believes that having independent Board leadership ensures strong independent oversight. Mr. Zemlin presides at all meetings of the Board of Directors and chairs the executive sessions of independent Directors, who regularly meet in executive sessions at which only independent Directors are present. Mr. Zemlin also provides input to Mr. Sintros and makes suggestions regarding meeting agendas. Mr. Zemlin, from time to time, provides feedback to the President and Chief Executive Officer on executive sessions and facilitates discussion among the independent Directors outside of meetings of the Board of Directors.

Risk Oversight

The Board of Directors is responsible for overseeing the Company’s risk assessment and management function, considering the Company’s major financial risk exposures and evaluating the steps that the Company’s management has taken to monitor and control such exposures. For example, the Board of Directors receives periodic reports from senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, cybersecurity and reputational risks. The Company believes that the leadership structure of the Board of Directors supports effective oversight of risk assessment and management.

Risk Considerations in the Company’s Compensation Programs

In connection with the Compensation Committee’s compensation reviews, the Compensation Committee assesses whether the Company’s compensation policies and practices are reasonably likely to have a material adverse effect on the Company. Based on its review, the Compensation Committee believes that the mix and design of the Company’s compensation plans and policies do not encourage employees to assume excessive risk and therefore are not reasonably likely to have a material adverse effect on the Company. In making this determination, the Compensation Committee considered a number of matters, including the following elements of the Company’s executive compensation plans and policies: (1) the Company sets performance goals that the Company believes are reasonable in light of past performance and market conditions; (2) the long-term vesting for the Company’s equity incentive awards helps to align the interests of management with those of the Company’s shareholders in respect of the Company’s long-term performance; (3) a range of levels of performance under the Company’s cash incentive bonus plans and its performance-based equity awards results in corresponding levels of compensation under those plans, rather than an “all-or-nothing” approach; and (4) achievement of the targets under the Company’s bonus plans is based on the satisfaction of corporate performance metrics such as revenues and adjusted EBITDA, which serves to minimize the impact of excessive risk-taking by any individual member of management.

Self-Evaluation of the Board of Directors and its Committees

In order to maintain the Company’s governance standards, the Board of Directors, and each committee thereof, is required to undertake annually a formal self-evaluation process. As part of this process, the members of the Board of Directors and each committee thereof evaluate a number of competencies, including, but not limited to, their structure, roles, processes, composition and effectiveness.

Meetings of Independent Directors

The independent Directors of the Company meet in executive sessions outside the presence of management. The presiding Director for these meetings is Mr. Zemlin. Any interested party or shareholder who wishes to make their concerns known to the independent Directors may avail themselves of the same procedures provided below under the heading “Communication with the Board of Directors.”

Communication with the Board of Directors

Any interested party or shareholder who wishes to communicate with any of the Company’s Directors or the Board of Directors as a group, may do so by writing to the Board of Directors, or such individual Director(s), c/o Chief Financial Officer, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887. The Company recommends that all correspondence be sent via certified U.S. mail, return receipt requested. All correspondence received by the Chief Financial Officer will be forwarded promptly to the appropriate addressee(s). The Company’s Audit Committee Complaint Procedure is available on the Company’s website at www.unifirst.com.

Director Stock Ownership Policy

The Board of Directors has a stock ownership policy. Under the policy, Directors are expected to own shares of the Company’s stock having a value at least equal to four times the annual retainer fees for Directors. The policy provides a four-year phase-in period. The Board of Directors believes that this policy helps to align the interests of the Directors with those of the Company’s shareholders.

Policy Against Pledging and Hedging Company Shares

The Board of Directors has a policy that generally prohibits a non-employee Director from pledging Company shares without the express prior approval of the Compensation Committee. Similarly, the policy also prohibits a non-employee Director from holding Company shares in a margin account or making such shares held in a brokerage account available as collateral for a margin feature. Based on information furnished to the Company by each non-employee Director, no Company shares owned by any non-employee Director are held in a margin account, serve as collateral for any loan or are subject to any pledge obligation.

The Company’s insider trading policy prohibits Directors and officers from engaging in transactions of a speculative nature involving the Company’s securities. The policy prohibits short sales and other hedging transactions and also generally prohibits transactions involving derivative securities, such as options, calls or puts whose value is derived from the value of the Company’s equity securities. The policy also prohibits all of the Company’s Directors and officers from pledging Company securities without the consent of the Compensation Committee. In addition, the policy prohibits all of the Company’s Directors and officers from margining Company securities. We believe our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable NYSE listing standards. The full text of our Insider Trading Policy has been filed as an exhibit to our Annual Report on Form 10-K.

Clawback Policy

The Board of Directors adopted a Clawback Policy effective as of October 2, 2023. The Clawback Policy generally provides, subject to certain exceptions, that if the Company is required to prepare a restatement of its financial statements, the Company will recover from its executive officers any incentive-based compensation that was erroneously awarded in excess of the amount that otherwise would have been awarded based on restated amounts in the restated financial statements. The recovery period is the three completed fiscal years immediately preceding the date that the Board of Directors concludes that the Company is required to restate its financial statements. Incentive-based compensation includes any compensation that is earned based on the attainment of a financial reporting measure of the Company and any other equity-based compensation. The Clawback Policy also applies to employees that are not executive officers if the Board of Directors determines that such employees materially contributed to the circumstances requiring the restatement and that such contribution involved misconduct or a breach of fiduciary duty.

Equity Grant and Approval Timing Practices

In response to Item 402(x)(1) of Regulation S-K, while we do not have a formal written policy in place with regard to the timing of awards of stock options, stock appreciation rights or similar option-like instruments in relation to the disclosure of material non-public information, our Board of Directors and the Compensation Committee do not seek to time equity grants to take advantage of information, either positive or negative, about the Company that has not been publicly disclosed. Similarly, it is our practice not to time the release of material non-public information based on equity award grant dates or for the purpose of affecting the value of executive compensation. We generally make annual equity award grants in October or November after the filing of our Annual Report on Form 10-K.

Information about our Executive Officers
Steven S. Sintros Age: 53	President & Chief Executive Officer

Mr. Sintros joined our Company in 2004. He has had overall responsibility for management of our Company since 2017 when he became President and Chief Executive Officer. He previously served as our Chief Financial Officer from 2009 until 2018. Mr. Sintros served as a Finance Manager in 2004 and Corporate Controller from 2005 until 2009.

Shane O’Connor Age: 52	Executive Vice President & Chief Financial Officer

Mr. O’Connor joined our Company in 2005. He has had primary responsibility for overseeing the financial functions of our Company since 2018. From 2018 to 2025, Mr. O’Connor was also primarily responsible for overseeing the Company’s information systems department. Mr. O’Connor served as our Corporate Controller from 2009 to 2016. In 2016, he left the Company to take the role of Senior Vice President and Chief Financial Officer at Unidine Corporation, a managed dining services company, and he then rejoined our Company in 2018.

Kelly C. Rooney Age: 52	Executive Vice President & Chief Operating Officer

Ms. Rooney joined our Company in September 2024. She has primary responsibility for overseeing the operational functions of our Company. Prior to joining UniFirst, Ms. Rooney most recently served as Senior Vice President and Chief Human Resources Officer from August 2022 to September 2024 and Vice President, Human Resources from September 2021 to August 2022 at Waste Management. Before assuming those responsibilities, Ms. Rooney accumulated more than 25 years of increasing operational leadership experience. Ms. Rooney held various operational roles at Waste Management, including as an Area General Manager from August 2020 to September 2021 and a Director of Operations from April 2019 to August 2020. Prior to joining Waste Management, Ms. Rooney held various operational and leadership roles at other companies in the waste management industry, including at Advanced Disposal Services, Inc., where she was the Regional General Manager from 2015 to 2019 and Director of Operations, Recycling from 2012 to 2015.

David M. Katz Age: 63	Executive Vice President, Sales & Marketing

Mr. Katz joined our Company as Executive Vice President, Sales and Marketing in 2009. Prior to joining our Company, Mr. Katz worked for DHL Express where he served as the Northeast Vice President of Field Sales from 2003 to 2007, the Northeast Vice President of National Account Sales from 2007 to 2008 and the Senior Vice President and General Manager of the Northeast from 2008 until 2009.

David A. DiFillippo Age: 69	Executive Vice President, Operations

Mr. DiFillippo joined our Company in 1979. Mr. DiFillippo is an Executive Vice President, Operations and has had primary responsibility for overseeing the operations of certain regions in the U.S. and Canada since 2002. From 2000 through 2002, Mr. DiFillippo served as Vice President, Central Rental Group and, prior to 2000, he served as a Regional General Manager.

William M. Ross Age: 64	Executive Vice President, Operations

Mr. Ross joined our Company in 1989. Mr. Ross is an Executive Vice President, Operations and has had primary responsibility for overseeing specified regions in the U.S. since 2016. From 2002 to 2016, Mr. Ross served as Regional Vice President of the Company. Prior to 2002, Mr. Ross held several sales and operations management positions at the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of our Board of Directors, in collaboration with management, develops and implements our compensation policies. The Compensation Committee also reviews and establishes the compensation paid to our executive officers. We believe we provide an appropriate and competitive total compensation package to our executive officers through a combination of base salary, annual cash incentive bonuses, long-term equity incentive compensation and broad-based benefits programs. We place significant emphasis on pay for performance-based incentive compensation, which is designed to reward our executive officers based on the achievement of predetermined corporate goals.

This Compensation Discussion and Analysis describes our compensation objectives, policies and practices with respect to our President and Chief Executive Officer, Executive Vice President and Chief Financial Officer, and our other three most highly-compensated executive officers as determined in accordance with applicable SEC rules (collectively, our “named executive officers”).

Accordingly, our named executive officers in fiscal 2025 were Steven S. Sintros, our President and Chief Executive Officer (“CEO”), Shane F. O’Connor, our Executive Vice President ("EVP") and Chief Financial Officer (“CFO”), Kelly C. Rooney, our EVP and Chief Operating Officer ("COO"), David M. Katz, our EVP, Sales and Marketing and David A. DiFillippo, our EVP, Operations.

Our Board of Directors appointed Ms. Rooney as our EVP and COO in September 2024. As described below, certain compensation earned or awarded to Ms. Rooney was in connection with her appointment as Chief Operating Officer and included a one-time transition grant of time-based restricted stock units.

Objectives of Our Executive Compensation Programs

Our compensation programs for our named executive officers are designed to achieve the following objectives:

Our compensation programs for our named executive officers are designed to achieve the following objectives:	What We Don’t Do
We attract and retain talented and experienced executives in the highly competitive uniform rental and sales industry.	Our Special Trading Procedures for Insiders, which applies to our Board of Directors and our executives, does not permit transactions involving hedging or short sales of UniFirst equity.

We motivate and reward executives whose knowledge, skills and performance are critical to our success and the furtherance of our long-term strategic plan.	We do not provide golden parachute excise tax gross-up payments.

We align the interests of our executives and shareholders by motivating executives to increase shareholder value and by rewarding executives when shareholder value increases.	Our equity plans do not include an evergreen feature that would automatically replenish the shares available for issuance.

We provide a competitive compensation package which is weighted heavily towards pay for performance, and in which a significant portion of total compensation is determined by corporate and individual performance.

We recognize the contributions each executive makes to our success.

We foster a shared commitment among executives by coordinating their corporate goals.

Our Executive Compensation Programs and Plans

We designed our executive compensation programs and plans to achieve the objectives described above. Our executive compensation primarily consists of base salary, annual cash incentive bonuses under an Executive Bonus Plan and CEO Cash Incentive Bonus Plan, or CEO Bonus Plan, that are tied to the achievement of predetermined corporate performance goals, long-term equity incentive compensation and broad-based benefits programs. We also design management by objectives ("MBOs"), for certain of our named executive officers, which are intended to incentivize performance with respect to objectives established at the beginning of the fiscal year. Designated or certain named executive officers have the opportunity to earn cash bonuses based on their achievement with respect to such MBOs.

Within the context of the overall objectives of our compensation programs, we typically determine the specific amounts of compensation to be paid to each of our named executive officers based on a number of factors:

•
the performance of our named executive officers in prior years;
•
the roles and responsibilities of our named executive officers;
•
the individual experience and skills of our named executive officers;
•
for each named executive officer, other than our CEO, the evaluations and recommendations of our CEO; and
•
the amounts of compensation being paid to our other named executive officers.

In addition, we rely on our understanding of the amount of compensation paid by our principal competitors and similarly situated companies to their executives with comparable roles and responsibilities as a market check for the compensation decisions we make.

Each of the primary elements of our executive compensation is discussed in detail below, including a description of how each element fits into the overall compensation of our named executive officers. We also discuss below the amounts of compensation paid to our named executive officers for fiscal 2025 under each of these elements. In the descriptions below, we highlight particular compensation objectives that we have used to design specific elements of our executive compensation program to address. However, it should be noted that we have designed our compensation programs to complement each other and collectively serve all of our executive compensation objectives described above. Accordingly, whether or not specifically mentioned below, we believe that each element of our executive compensation program serves each of our objectives to a greater or lesser extent.

While we did not use formal benchmarking in determining the compensation of our named executive officers for fiscal 2025, we engaged Meridian Compensation Partners to provide certain market compensation data as one of several factors to inform certain of our determinations with respect to such compensation. We confirmed the independence of Meridian Compensation Partners in connection with that engagement.

Base Salary - Named Executive Officers

We pay our named executive officers a base salary, which we review and determine annually. We believe that a competitive base level of compensation is a necessary element of any compensation program that is designed to attract and retain talented and experienced executive officers who will facilitate the accomplishment of our long-term strategic plan and increase shareholder value. We also believe that attractive base salaries can motivate and reward executive officers for their overall performance. The base salaries paid to our named executive officers reflect the general performance of our named executive officers during prior years, their roles and responsibilities, and their experience, skills and contributions.

The base salaries set forth in the “Summary Compensation Table” below reflect the base salaries earned by our named executive officers in fiscal 2025. We determine the base salaries of our named executive officers on a fiscal year basis.

The following table includes the annual base salaries of our named executive officers for fiscal 2025 and 2024, respectively. The increases in annual base salaries were the result of their performance.

Name	Fiscal 2025	Fiscal 2024
Steven S. Sintros	$941,901	$941,545
Shane F. O’Connor	$460,402	$447,320
Kelly C. Rooney	$564,904	$-
David M. Katz	$494,360	$489,465
David A. DiFillippo	$456,504	$451,984

Annual Cash Incentive Bonuses - Named Executive Officers

Consistent with our emphasis on performance incentive compensation programs, our named executive officers are eligible to receive annual cash incentive bonuses primarily based on their performance as measured against predetermined corporate financial goals that we establish. The primary objective of our annual cash incentive bonuses is to motivate our named executive officers and to reward them for meeting our short-term objectives using a performance-based compensation program with objectively determinable goals. Our annual cash incentive bonuses also align the interests of our named executive officers and our shareholders by providing our executives with incentives to increase shareholder value and a reward for doing so.

Mr. Sintros participates in our CEO Bonus Plan, and our other named executive officers participate in our Executive Bonus Plan. Our CEO Bonus Plan and Executive Bonus Plan are described below. The performance metrics for fiscal 2025 under the CEO Bonus Plan were the same as the performance metrics under our Executive Bonus Plan and are based on corporate adjusted revenue and adjusted EBITDA. We designed the structure of the plans in fiscal 2025 to align the performance bonus criteria for all of our named executive officers. In establishing our bonus opportunities under the Executive Bonus Plan, we consider the incentives that we want to provide to our executives.

In addition, as described above, certain of our named executive officers have the opportunity to earn cash bonuses in connection with MBOs that we design at the beginning of the fiscal year. In fiscal 2025, each of Messrs. Sintros, O’Connor and Katz had the opportunity to earn cash bonuses based on MBOs, which are described below.

CEO Bonus Plan

Under our CEO Bonus Plan, Mr. Sintros has the potential to earn annual cash incentive bonuses at a level that represents a meaningful portion of his cash compensation. For fiscal 2025, our CEO Bonus Plan provided for potential annual cash incentive bonuses of up to 150.0% of Mr. Sintros’ salary earned for the fiscal year. Potential bonus payments under our CEO Bonus Plan are linked to objective criteria set forth in the plan. Mr. Sintros can earn annual cash incentive bonuses based on predetermined criteria tied to adjusted revenues and adjusted EBITDA.

At the beginning of fiscal 2025, we set five potential achievement levels with respect to adjusted revenue. If actual adjusted revenue met a specified achievement level, Mr. Sintros would earn a corresponding specified percentage of his salary. The CEO Bonus Plan for fiscal 2025 included potential adjustments to actual revenues to take into account the impact of any deterioration of the Canadian dollar to U.S. dollar exchange rate from 0.73 U.S. dollars to 1.0 Canadian dollar and potential adjustments relating to significant transactions that are not customary nor likely to recur.

At the beginning of fiscal 2025, we also set five potential achievement levels with respect to adjusted EBITDA. If adjusted EBITDA met a specified achievement level, Mr. Sintros would also earn a corresponding specified percentage of his salary. Adjusted EBITDA is defined as net income before interest, income taxes, depreciation and amortization, further adjusted for share-based compensation expense and other items impacting the comparability of the Company’s underlying operating performance between periods. The CEO Bonus Plan for fiscal 2025 included potential further adjustments to adjusted EBITDA to take into account Company costs and expenses in excess of $1.0 million associated with claims, litigation, regulatory or environmental matters, asset impairment, the gross margin related to significant transactions that are not customary nor likely to recur, any foreign exchange gain or loss recognized in the fiscal year, changes in generally accepted accounting principles impacting adjusted

EBITDA in excess of forecast, any difference in management bonus expense compared to the forecasted amount and losses, costs or expenses arising from natural catastrophes or similar events.

The following table includes the potential and actual achievement levels and corresponding bonus payouts for fiscal 2025 with respect to adjusted revenue under our CEO Bonus Plan (in millions, except percentages):

Adjusted Revenue Potential Achievement Levels and Bonus as a % of Base Salary					Actual Results
Threshold (50%)	Achievement (75%)	Target (100%)	Achievement (125%)	Maximum (150%)	Adjusted 2025 Revenue Achieved	% Payout based on Revenue Achievement
$2,402.3	$2,422.3	$2,442.3	$2,455.0	$2,475.0	$2,437.0
25.0%	37.5%	50.0%	62.5%	75.0%		37.5%

Our actual revenue for fiscal 2025 was $2,432.4 million and our adjusted revenue under the CEO Bonus Plan was $2,437 million. As a result, based on achieving the achievement level, Mr. Sintros earned a bonus of 37.5% of his base salary on account of adjusted revenue for fiscal 2025.

The following table includes the potential and actual achievement levels and corresponding bonus payouts for fiscal 2025 with respect to adjusted EBITDA under our CEO Bonus Plan (in millions, except percentages):

Adjusted EBITDA Potential Achievement Levels and Bonus as a % of Base Salary					Actual Results
Threshold (50%)	Achievement (75%)	Target (100%)	Achievement (125%)	Maximum (150%)	Adjusted 2025 EBITDA	% Payout based on EBITDA Achievement
$326.0	$336.0	$346.0	$356.0	$366.0	$343.6
25.0%	37.5%	50.0%	62.5%	75.0%		43.8%

Our actual adjusted EBITDA for fiscal 2025 was $336.8 million and our adjusted EBITDA under the CEO Bonus Plan was $343.6 million. As a result, based on achieving a level between achievement and target, Mr. Sintros’ earned a bonus of 43.8% of his base salary on account of adjusted EBITDA for fiscal 2025.

The amount of Mr. Sintros’ bonus for fiscal 2025 under the CEO Bonus Plan was determined to be $765,294, which was 81.3% of his base salary. Such amount is reflected in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” below.

Executive Bonus Plan

Under our Executive Bonus Plan, our named executive officers have the potential to earn annual cash incentive bonuses at a level that represents a meaningful portion of our named executive officers’ cash compensation. For fiscal 2025, our Executive Bonus Plan provided for potential annual cash incentive bonuses of up to the maximum specified percentages set forth in the tables below of the named executive officer’s salary earned for the fiscal year. Potential bonus payments under our Executive Bonus Plan are linked to objective criteria set forth in the plan. Our named executive officers can earn annual cash incentive bonuses based on predetermined criteria tied to corporate adjusted revenues and adjusted EBITDA.

At the beginning of fiscal 2025, we set five potential achievement levels with respect to adjusted revenue. If actual adjusted revenue met a specified achievement level, each executive would earn a corresponding specified percentage of the executive’s salary. The Executive Bonus Plan for fiscal 2025 included the same potential adjustments to actual revenue as were included in the CEO Bonus Plan described above.

At the beginning of fiscal 2025, we also set five potential achievement levels with respect to adjusted EBITDA. If adjusted EBITDA met a specified achievement level, each executive would earn a corresponding specified percentage of the executive’s salary. The Executive Bonus Plan for fiscal 2025 included the same potential adjustments to adjusted EBITDA as were included in the CEO Bonus Plan described above.

The following table includes the potential and actual achievement levels and corresponding bonus payouts for fiscal 2025 with respect to adjusted revenue under our Executive Bonus Plan (in millions, except percentages):

Name	Adjusted Revenue Potential Achievement Levels and Bonus as a % of Base Salary					Actual Results
	Threshold (50%)	Achievement (75%)	Target (100%)	Achievement (125%)	Maximum (150%)	Adjusted 2025 Revenue Achieved	% Payout based on Revenue Achievement
	$2,402.3	$2,422.3	$2,442.3	$2,455.0	$2,475.0	$2,437.0
Shane F. O’Connor	15.0%	22.5%	30.0%	37.5%	45.0%		22.5%
Kelly C. Rooney	20.0%	30.0%	40.0%	50.0%	60.0%		30.0%
David M. Katz	13.8%	20.6%	27.5%	34.4%	41.3%		20.6%
David A. DiFillippo	11.3%	16.9%	22.5%	28.1%	33.8%		16.9%

Our actual revenue for fiscal 2025 was $2,432.4 million and our adjusted revenue under the Executive Bonus Plan was $2,437 million. As a result, based on achieving the achievement level, each named executive officer earned a bonus representing the percentage of the executive’s base salary set forth in the table above on account of adjusted revenue for fiscal 2025.

The following table includes the potential and actual achievement levels and corresponding bonus payouts for fiscal 2025 with respect to adjusted EBITDA under our Executive Bonus Plan (in millions, except percentages):

Name	Adjusted EBITDA Potential Achievement Levels and Bonus as a % of Base Salary					Actual Results
	Threshold (50%)	Achievement (75%)	Target (100%)	Achievement (125%)	Maximum (150%)	Adjusted 2025 EBITDA	% Payout based on Adjusted EBITDA Achievement
	$326.0	$336.0	$346.0	$356.0	$366.0	$343.6
Shane F. O’Connor	15.0%	22.5%	30.0%	37.5%	45.0%		26.3%
Kelly C. Rooney	20.0%	30.0%	40.0%	50.0%	60.0%		35.0%
David M. Katz	13.8%	20.6%	27.5%	34.4%	41.3%		24.1%
David A. DiFillippo	11.3%	16.9%	22.5%	28.1%	33.8%		19.7%

Our actual adjusted EBITDA for fiscal 2025 was $336.8 million and our adjusted EBITDA under the Executive Bonus Plan was $343.6 million. As a result, based on achieving a level between achievement and target, each named executive officers earned a bonus representing the percentage of the executive’s base salary set forth in the table above on account of adjusted EBITDA for fiscal 2025.

As a result of the achievement levels under our Executive Bonus Plan discussed above, our named executive officers received the following annual cash incentive bonuses for fiscal 2025:

Name	Bonus	% of Base Salary
Shane F. O’Connor	$224,446	48.8%
Kelly C. Rooney	$367,187	65.0%
David M. Katz	$220,917	44.7%
David A. DiFillippo	$166,909	36.6%

The bonus earned by each of the named executive officers under our Executive Bonus Plan is reflected in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” below.

CEO MBO Bonus

For fiscal 2025, we determined that Mr. Sintros would be eligible to receive a cash bonus of up to $200,000 (approximately 21.2% of his base salary) based on the potential achievement of three MBOs that we designed at the beginning of fiscal 2025. The first MBO was tied to customer retention matters, the second MBO related to the remediation of material weaknesses, and the third MBO related to improvements to the Company’s internal controls environment. The Committee set the achievement potential for the customer retention MBO at $100,000 and at $50,000 for each of the other two MBOs. We determined that Mr. Sintros achieved the maximum potential bonus related to the customer retention and internal controls environment MBOs and a bonus of $25,000 with respect to the remediation of material weaknesses MBO. As a result, we approved an aggregate cash bonus of $175,000 to be paid to Mr. Sintros on account of such MBOs. Such bonus with respect to Mr. Sintros’ MBOs is included in the “Bonus” column of the “Summary Compensation Table” below.

CFO MBO Bonus

For fiscal 2025, we determined that Mr. O’Connor would be eligible to receive a cash bonus of up to $90,000 (approximately 19.5% of his base salary) based on the potential achievement of three MBOs. The first MBO was tied to the continued implementation of the Company’s ERP system, the second MBO related to the remediation of material weaknesses, and the third MBO related to strengthening the leadership structure and staffing of the finance and IT functions through key hires and organizational enhancements. The Committee set the achievement potential for the ERP system MBO at $40,000 and at $25,000 for each of the other two MBOs. We determined that Mr. O’Connor achieved a bonus of $30,000 with respect to the ERP system MBO, the maximum potential bonus with respect to the internal controls MBO and $20,000 with respect to the leadership structure and staffing MBO. As a result, we approved an aggregate cash bonus of $75,000 to be paid to Mr. O’Connor on account of such MBOs. is included in the “Bonus” column of the “Summary Compensation Table” below.

Executive MBO Bonus

For fiscal 2025, we determined that Mr. Katz would be eligible to receive a cash bonus of up to $75,000 based on the achievement of an MBO tied to average weekly total sales during fiscal 2025. The MBO provided for achievement levels at various sales thresholds, with the maximum potential bonus earned at $3,450,000 of average weekly total sales. We determined that Mr. Katz achieved the maximum potential bonus under this MBO. As a result, we approved an aggregate cash bonus of $75,000 to be paid to Mr. Katz on account of such MBO. Such bonus with respect to Mr. Katz’s MBO is included in the “Bonus” column of the “Summary Compensation Table” below.

Long-Term Equity Incentive Compensation—Named Executive Officers

We grant long-term equity incentive awards to our named executive officers as part of our total compensation package. We use long-term equity incentive awards as part of our emphasis on performance-based incentive compensation. Our long-term equity incentive awards align the interests of our named executive officers and our shareholders by providing our executives with incentives to increase shareholder value and a reward for doing so. We generally grant long-term incentive awards once each year to each of our named executive officers. We generally grant such equity awards in October or November after the filing of our Annual Report on Form 10-K.

We awarded time-based stock-settled stock appreciation rights (“SAR”) and restricted stock units (“RSU”) to our named executive officers in fiscal 2025. With respect to SARs, the recipient receives the value (in shares) of the appreciation in the market price of our Common Stock from the grant date to the exercise date. The SARs and RSUs vest in three equal annual installments. We sometimes refer to our SARs herein as “Share-Based Awards.”

In fiscal 2025, we granted the following SARs to the following named executive officers:

Name	Number of Securities Underlying SARs	Exercise or Base Price of SAR Awards ($/Sh)
Steven S. Sintros	6,807	$192.83
Shane F. O’Connor	3,215	$192.83
Kelly C. Rooney	4,538	$192.83
David M. Katz	2,459	$192.83
David A. DiFillippo	1,797	$192.83

In fiscal 2025, we granted the following RSUs to the named executive officers. All RSUs vest in equal annual installments of 33.3% beginning October 31, 2024, except for Ms. Rooney, whose RSUs include multiple grants with different vesting schedules as described below, including a one-time transition grant in connection with her appointment as EVP and COO.

Name	Number of RSUs
Steven S. Sintros	4,668
Shane F. O’Connor	2,205
Kelly C. Rooney (1)	8,902
David M. Katz	1,686
David A. DiFillippo	1,232
(1)
Ms. Rooney’s awards include (a) a one-time transition grant of 5,790 RSUs awarded on September 30, 2024, in connection with her appointment as EVP and COO, of which 4,531 RSUs vested on September 30, 2025 and 1,259 RSUs vest on September 30, 2026, and (b) an annual equity award granted on November 19, 2024, consistent with the awards to the other named executive officers, of which 1,037 RSUs vest on October 31, 2025, 1,037 RSUs vest on October 31, 2026, and 1,038 RSUs vest on October 31, 2027.

In fiscal 2025, we also granted performance-based restricted stock units (“PSUs”) to our named executive officers. The performance criteria and achievement levels under the PSU awards were the same as the adjusted revenue and adjusted EBITDA criteria and achievement levels established under the CEO Bonus Plan and Executive Bonus Plan, which are described above. Additional information regarding potential achievement levels with respect to our PSUs is set forth in the “Grants of Plan-Based Awards table” below. PSUs that are determined to be earned upon achievement of the performance criteria are fully vested, except that the PSUs earned by Mr. Sintros are subject to time-based vesting of 50% on each of October 31, 2026 and October 31, 2027.

The following PSUs were earned by our named executive officers on account of our adjusted revenue at the achievement level and adjusted EBITDA of 87.5% between achievement and target level for fiscal 2025:

	Number of PSUs
Name	Earned based on Adjusted Revenue Achievement	Earned based on Adjusted EBITDA Achievement
Steven S. Sintros	876	1,022
Shane F. O’Connor	414	483
Kelly C. Rooney	1,167	1,362
David M. Katz	317	370
David A. DiFillippo	231	270

Broad-Based Benefits Programs and Perquisites

All full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical, dental and vision care coverage, disability insurance, life insurance and the UniFirst Corporation Profit Sharing Plan. In addition, certain of our full-time employees, including our named executive officers, may participate in the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan or the UniFirst Corporation Deferred Compensation Plan. In fiscal 2025, our named executive officers also received certain perquisites and personal benefits set forth in the “Summary Compensation Table” below. We provide these benefits to retain and attract talented executives with the skills and experience to further our long-term strategic plan.

Executive Employment Plan

On October 26, 2020, our Board of Directors and the Compensation Committee of our Board of Directors adopted an Executive Employment Plan under which our named executive officers are eligible to participate, subject to certain requirements. The Executive Employment Plan provides for certain cash payments upon a named executive officer’s termination under certain specified circumstances. The Executive Employment Plan is intended, among other things, to ensure the ongoing commitment and continued attention and dedication of our named executive officers to their positions and to the best interest of our shareholders in the event of a change in control. The Executive Employment Plan serves as a retention component of our executive compensation program and is also designed to attract talented executives to our Company. In connection with our design of the Executive Employment

Plan, we engaged Meridian Compensation Partners, a third-party compensation consultant, to advise on the structure of the plan. Prior to engaging Meridian Compensation Partners, we assessed the independence of the firm.

See “Potential Payments Upon Termination or Change in Control” below for additional information regarding our Executive Employment Plan.

Our Executive Compensation Process

The Compensation Committee of our Board of Directors is primarily responsible for establishing the compensation paid to our named executive officers. The Board of Directors has determined that each member of the Compensation Committee is “independent” as that term is defined under the applicable rules of the NYSE. In determining executive compensation, our Compensation Committee annually reviews the performance of our named executive officers with our CEO, and our CEO makes recommendations to our Compensation Committee with respect to the appropriate base salary, annual cash incentive bonus payments and grants of long-term equity incentive awards for each of our named executive officers. Our Compensation Committee annually reviews the performance of our CEO and establishes the appropriate base salary, annual cash incentive bonus payments and grants of long-term equity incentive awards to be paid to him. In general, we do not engage in a formal benchmarking process in setting the compensation for our executives. As described above, however, we from time to time use certain data and input provided by Meridian Compensation Partners for certain executive compensation determinations.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended August 30, 2025 for filing with the SEC.

Compensation Committee

Michael Iandoli (Chair) Cecilia McKenney Raymond C. Zemlin

Summary Compensation Table

The following table sets forth summary information concerning the annual compensation for the years ended August 30, 2025, August 31, 2024 and August 26, 2023, respectively, awarded to, earned by or paid to our CEO, EVP and CFO and our other three most highly-compensated executive officers (collectively, for purposes of the tables set forth in this Proxy Statement, our “named executive officers”):

Name and Principal Position	Year	Salary (1)	Bonus	Share- Based Awards (2)	Stock Awards (3)	Non- Equity Incentive Plan Compensation	Change in Pension Value and Non-qualified Deferred Compensation Earnings (4)	All Other Compensation (5)	Total
Steven S. Sintros	2025	$941,901	$175,000	$450,011	$1,350,196	$765,294	$27,902	$27,910	$3,738,214
President & CEO	2024	$941,545	$125,000	$350,040	$1,249,997	$900,352	$288,516	$31,090	$3,886,540
	2023	$888,251	$162,500	$349,970	$1,249,877	$755,013	$—	$29,945	$3,435,556

Shane F. O’Connor	2025	$460,402	$75,000	$212,544	$638,074	$224,446	$16,984	$28,484	$1,655,934
EVP & CFO	2024	$447,320	$50,000	$125,027	$500,360	$201,294	$82,834	$30,931	$1,437,766
	2023	$421,997	$50,000	$125,029	$500,522	$168,799	$—	$29,520	$1,295,867

Kelly C. Rooney	2025	$564,904	$—	$300,007	$2,350,257	$367,187	$—	$86,964	$3,669,320
EVP & COO

David M. Katz	2025	$494,360	$75,000	$162,564	$487,860	$220,917	$59,343	$28,287	$1,528,331
EVP, Sales & Marketing	2024	$489,465	$—	$112,507	$450,374	$220,259	$114,302	$30,973	$1,417,880
	2023	$461,761	$—	$112,501	$450,413	$184,704	$9,158	$29,409	$1,247,946

David A. DiFillippo	2025	$456,504	$—	$118,800	$356,350	$166,909	$—	$28,258	$1,126,821
EVP, Operations	2024	$451,984	$—	$87,524	$350,400	$203,393	$80,210	$30,936	$1,204,447
	2023	$426,400	$—	$87,508	$350,194	$170,559	$—	$29,374	$1,064,035

(1)
Fiscal 2025 and fiscal 2023 each consisted of 52 weeks while fiscal 2024 consisted of 53 weeks. The base salary amounts for fiscal 2024 reflect the impact of the additional week, including the impact of the timing of our bi-weekly pay periods.
(2)
The amounts shown represent the aggregate grant date fair value related to the grant of SARs to our named executive officers in fiscal 2025, 2024 and 2023, respectively, calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). Additional information concerning our financial reporting of SARs is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Reports on Form 10-K for the years ended August 30, 2025, August 31, 2024 and August 26, 2023. See the “Outstanding Equity Awards at Fiscal Year-End – 2025” table below for additional details regarding the SARs that were granted to our named executive officers in fiscal 2025, 2024 and 2023.
(3)
The amounts shown represent the aggregate grant date fair value related to the grant of RSUs (including 3,502 PSUs granted to Mr. Sintros, 1,656 PSUs granted to Mr. O’Connor, 4,668 PSUs granted to Ms. Rooney, 1,266 PSUs granted to Mr. Katz, and 924 PSUs to each Mr. DiFillippo which may be earned based on the Company’s achievement of certain performance criteria) to our named executive officers in fiscal 2025, calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). In October 2025, the Compensation Committee determined that 1,898 of the PSUs granted to Mr. Sintros were earned and will vest over two years based on the Company’s adjusted revenue and adjusted EBITDA in fiscal 2025. The Compensation Committee also determined that 897 of the PSUs granted to Mr. O’Connor, 2,529 of the PSUs granted to Ms. Rooney, 687 of the PSUs granted to Mr. Katz, and 501 PSUs to Mr. DiFillippo were earned and vested based on the Company’s adjusted revenue and adjusted EBITDA in fiscal 2025. Additional information concerning our financial reporting of RSUs is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Reports on Form 10-K for the years ended August 30, 2025, August 31, 2024 and August 26, 2023. Ms. Rooney’s awards include a one-time transition grant of 5,790 RSUs awarded on September 30, 2024, in connection with her appointment as EVP and COO, of which 4,531 RSUs vested on September 30, 2025 and 1,259 RSUs vest on September 30, 2026. See the “Outstanding Equity Awards at Fiscal Year-End – 2025” table below for additional details regarding the RSUs that were granted to our named executive officers in fiscal 2025.
(4)
Amounts reported in this column for fiscal 2025 represent the present value of the accumulated benefit obligation (“ABO”) as of August 30, 2025 minus the present value of the ABO as of August 31, 2024 under the UniFirst Corporation Unfunded Supplemental Executive Retirement Plan, as amended (“SERP”). As of August 30, 2025, such changes in the present value of the ABO relative to August 31, 2024 were $(15,918) with respect to Mr. DiFillippo. However, SEC disclosure regulations state that negative changes should not be reflected in the Summary Compensation Table. Accordingly, such changes with respect to Mr. DiFillippo are reflected in the table as “$0” with respect to fiscal 2025. Amounts reported in this column for fiscal 2024 represent the present value of the ABO as of August 31, 2024 minus the present value of the ABO as of August 26, 2023 under our SERP. Amounts reported in this column for fiscal 2023 represent the present value of the ABO as of August 26, 2023 minus the present value of the ABO as of August 27, 2022 under our

SERP. As of August 26, 2023 such changes in the present value of the ABO relative to August 27, 2022 were $(27,889) with respect to Mr. Sintros, $(14,744) with respect to Mr. O’Connor and $(14,022) with respect to Mr. DiFillippo. However, SEC disclosure regulations state that negative changes should not be reflected in the Summary Compensation Table. Accordingly, such changes with respect to Messrs. Sintros, O’Connor and DiFillippo are reflected in the table as “$0” with respect to fiscal 2023. Our obligation has been estimated assuming benefits commence at normal social security retirement age and using FASB ASC Topic 715 assumptions for mortality, assumed payment form and discount rates in effect at the measurement dates. Since the Company does not credit interest at above-market rates, no interest amounts are included in these totals. See the “Pension Benefits Table – Fiscal 2025” below for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2025. See the “Pension Benefits Table – Fiscal 2024” in our Proxy Statement for the 2024 Annual Meeting of Shareholders filed with the SEC on December 5, 2024 for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2024. See the “Pension Benefits Table – Fiscal 2023” in our Proxy Statement for the 2023 Annual Meeting of Shareholders filed with the SEC on November 30, 2023 for additional details about the accumulated benefits of each named executive officer under our SERP with respect to fiscal 2023.
(5)
The components of “All Other Compensation” for fiscal 2025 includes the following in the table below. Fiscal 2024 and fiscal 2023 amounts were reported in our 2024 and 2023 proxy statements, respectively.

	Car allowance	401 (k) contributions	Profit sharing	Deferred Compensation (Employer Contribution)	Total
Steven S. Sintros	$12,450	$13,800	$1,660	$—	$27,910
Shane F. O’Connor	$12,450	$14,374	$1,660	$—	$28,484
Kelly C. Rooney	$11,253	$13,211	$—	$62,500	$86,964
David M. Katz	$12,450	$14,177	$1,660	$—	$28,287
David A. DiFillippo	$12,450	$14,148	$1,660	$—	$28,258

Grants of Plan-Based Awards – Fiscal 2025

The following table contains information related to non-equity incentive plan awards made to our CEO under our CEO Bonus Plan, non-equity incentive plan awards made to our other named executive officers under our Executive Bonus Plan and RSU awards and Share-Based Awards granted to our named executive officers under our 2010 Stock Option and Incentive Plan during fiscal 2025:

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards
Name	Grant Date	Approval Date	Threshold ($)(5)	Target ($)(5)	Maximum ($)(5)	Threshold (#)		Target (#)		Maximum (#)		All Other Stock Awards: Number of Securities Underlying Awards (4)	All Other Share- Based Awards: Number of Securities Underlying Awards (3)	Exercise or Base Price of Share- Based Awards ($/Sh) (1)	Grant Date Fair Value of Stock and Share- Based Awards ($)(2)
Steven S. Sintros	11/19/2024	11/19/2024											6,807	192.83	450,011
	11/19/2024	11/19/2024										4,668		—	900,130
	11/19/2024	11/19/2024	471,128	942,256	1,413,384
	11/19/2024	11/19/2024				1,167	(6)	2,334	(6)	3,502	(6)			—	450,065
Shane F. O’Connor	11/19/2024	11/19/2024											3,215	192.83	212,544
	11/19/2024	11/19/2024										2,205		—	425,190
	11/19/2024	11/19/2024	138,247	276,494	414,742
	11/19/2024	11/19/2024				552	(7)	1,104	(7)	1,656	(7)			—	212,884
Kelly C. Rooney	09/30/2024	09/16/2024										5,790		—	1,150,184
	11/19/2024	11/19/2024											4,538	192.83	300,007
	11/19/2024	11/19/2024										3,112		—	600,087
	11/19/2024	11/19/2024	250,000	500,000	750,000									—
	11/19/2024	11/19/2024				1,556	(8)	3,112	(8)	4,668	(8)				600,087
David M. Katz	11/19/2024	11/19/2024											2,459	192.83	162,564
	11/19/2024	11/19/2024										1,686		—	325,111
	11/19/2024	11/19/2024	136,025	272,050	408,076
	11/19/2024	11/19/2024				422	(9)	844	(9)	1,266	(9)			—	162,749
David A. DiFillippo	11/19/2024	11/19/2024											1,797	192.83	118,800
	11/19/2024	11/19/2024										1,232		—	237,567
	11/19/2024	11/19/2024	102,771	205,542	308,313
	11/19/2024	11/19/2024				308	(10)	616	(10)	924	(10)			—	118,783

(1)
Amounts represent the fair market value of our Common Stock on the date of the grant. Fair market value is determined using the closing price of our Common Stock as reported on the NYSE on the date of the grant.
(2)
Amounts represent the grant date fair value of the SARs and RSUs granted during fiscal 2025. These amounts were calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures).

(3)
Amounts represent the number of stock-settled SARs granted during fiscal 2025. These SARs become vested and exercisable 33.3% per year on each anniversary of October 31, 2024. These grants expire ten years from the date of grant.
(4)
Amounts represent RSUs granted during fiscal 2025. Such RSUs vest 33.3% per year on each anniversary of October 31, 2024, unless otherwise described below. Ms. Rooney’s awards include a one-time transition grant of 5,790 RSUs awarded on September 30, 2024, in connection with her appointment as EVP and COO, of which 4,531 RSUs vested on September 30, 2025 and 1,259 RSUs vest on September 30, 2026.
(5)
Represents threshold, target and maximum possible payouts under the CEO Bonus Plan or Executive Bonus Plan, as applicable, for fiscal 2025. See “Compensation Discussion and Analysis – Annual Cash Incentive Bonuses – Named Executive Officers – CEO Bonus Plan” and “Compensation Discussion and Analysis – Annual Cash Incentive Bonuses – Named Executive Officers – Executive Bonus Plan” for additional information regarding the possible and actual payouts under the CEO Bonus Plan and the Executive Bonus Plan for fiscal 2025.
(6)
Represents the grant of 3,502 PSUs to Mr. Sintros for fiscal 2025. The actual number of RSUs to be earned was based on the achievement of certain Company performance criteria. See “Compensation Discussion and Analysis – Long-Term Equity Incentive Compensation – Named Executive Officers” for additional information regarding the PSUs granted to Mr. Sintros in fiscal 2025. After the end of the performance period, the Compensation Committee determined that Mr. Sintros earned 1,898 of such PSUs. Such PSUs are subject to time-based vesting of 50% on each of October 31, 2026 and October 31, 2027.
(7)
Represents the grant of 1,656 PSUs to Mr. O’Connor for fiscal 2025. The actual number of RSUs to be earned was based on the achievement of certain Company performance criteria. See “Compensation Discussion and Analysis – Long-Term Equity Incentive Compensation – Named Executive Officers” for additional information regarding the PSUs granted to Mr. O’Connor in fiscal 2025. After the end of the performance period, the Compensation Committee determined that Mr. O’Connor earned 897 of such PSUs.
(8)
Represents the grant of 4,668 PSUs to Ms. Rooney for fiscal 2025. The actual number of RSUs to be earned was based on the achievement of certain Company performance criteria. See “Compensation Discussion and Analysis – Long-Term Equity Incentive Compensation – Named Executive Officers” for additional information regarding the PSUs granted to Ms. Rooney in fiscal 2025. After the end of the performance period, the Compensation Committee determined that Ms. Rooney earned 2,529 of such PSUs.
(9)
Represents the grant of 1,266 PSUs to Mr. Katz for fiscal 2025. The actual number of RSUs to be earned was based on the achievement of certain Company performance criteria. See “Compensation Discussion and Analysis – Long-Term Equity Incentive Compensation – Named Executive Officers” for additional information regarding the PSUs granted to Mr. Katz in fiscal 2025. After the end of the performance period, the Compensation Committee determined that Mr. Katz earned 687 of such PSUs.
(10)
Represents the grant of 924 PSUs to Mr. DiFillippo for fiscal 2025. The actual number of RSUs to be earned was based on the achievement of certain Company performance criteria. See “Compensation Discussion and Analysis – Long-Term Equity Incentive Compensation – Named Executive Officers” for additional information regarding the PSUs granted to Mr. DiFillippo in fiscal 2025. After the end of the performance period, the Compensation Committee determined that Mr. DiFillippo earned 501 of such PSUs.

Outstanding Equity Awards at Fiscal Year-End – 2025

The following table sets forth information concerning the outstanding RSUs and unexercised Share-Based Awards, which consist of SARs, held as of August 30, 2025 by our named executive officers:

	Share-Based Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Share- Based Awards Exercisable		Number of Securities Underlying Unexercised Share-Based Awards Unexercisable		Share- Based Awards Exercise Price	Share- Based Awards Expiration Date	Number of Shares or Units of Stock That Have Not Vested		Market Value of Shares or Units of Stock That Have Not Vested (1)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested		Equity Incentive Plan Awards: Market or Payout Value of Unearned Units That Have Not Vested
Steven S. Sintros	5,152	(2)	—		$165.40	12/14/2027	—		—	—		—
	7,538	(3)	—		$146.17	11/27/2028	—		—	—		—
	7,414	(4)	—		$201.24	10/29/2029	—		—	—		—
	5,705	(5)	1,427	(5)	$195.55	11/19/2030	—		—	—		—
	3,844	(6)	2,563	(6)	$201.07	11/17/2031	—		—	—		—
	2,234	(7)	3,353	(7)	$190.53	11/28/2032	—		—	—		—
	1,235	(8)	4,944	(8)	$164.43	10/31/2033	—		—	—		—
	—		6,807	(9)	$192.83	11/19/2034	—		—	—		—
							—		—	2,334	(10)	415,032	(10)
							645	(11)	114,694	—		—
							1,493	(12)	265,485	—		—
							2,362	(13)	420,011	—		—
							3,650	(14)	649,043	—		—
							4,668	(15)	830,064	—		—
Shane F. O’Connor	1,137	(16)	—		$167.80	1/2/2028	—		—	—		—
	1,297	(17)	—		$152.38	10/22/2028	—		—	—		—
	1,377	(18)	—		$201.24	10/29/2029	—		—	—		—
	1,267	(19)	317	(19)	$166.94	10/26/2030	—		—	—		—
	1,236	(6)	824	(6)	$201.07	11/17/2031	—		—	—		—
	798	(7)	1,198	(7)	$190.53	11/28/2032	—		—	—		—
	441	(8)	1,766	(8)	$164.43	10/31/2033	—		—	—		—
	—		3,215	(9)	$192.83	11/19/2034	—		—	—		—
							—		—	1,104	(20)	196,313	(20)
							234	(21)	41,610	—		—
							672	(22)	119,495	—		—
							1,182	(13)	210,183	—		—
							1,825	(14)	324,522	—		—
							2,205	(15)	392,093	—		—
Kelly C. Rooney
	—		4,538	(9)	$192.83	11/19/2034	—		—	—		—
							—		—	3,112	(23)	553,376	(23)
							5,790	(24)	1,029,578	—		—
							3,112	(15)	553,376	—		—
David M. Katz	1,233	(25)	—		$156.05	10/23/2027	—		—	—		—
	1,297	(17)	—		$152.38	10/22/2028	—		—	—		—
	1,377	(18)	—		$201.24	10/29/2029	—		—	—		—
	1,267	(19)	317	(19)	$166.94	10/26/2030	—		—	—		—
	1,098	(6)	733	(6)	$201.07	11/17/2031	—		—	—		—
	718	(7)	1,078	(7)	$190.53	11/28/2032	—		—	—		—
	397	(8)	1,589	(8)	$164.43	10/31/2033	—		—	—		—
	—		2,459	(9)	$192.83	11/19/2034	—		—	—		—
							—		—	844	(26)	150,080	(26)
							234	(22)	41,610	—		—
							598	(23)	106,336	—		—
							1,064	(13)	189,200	—		—
							1,643	(14)	292,158	—		—
							1,686	(15)	299,805	—		—
David A. DiFillippo	4,000	(27)	—		$119.00	10/24/2026	—		—	—		—
	1,233	(24)	—		$156.05	10/23/2027	—		—	—		—
	1,297	(17)	—		$152.38	10/22/2028	—		—	—		—
	1,377	(18)	—		$201.24	10/29/2029	—		—	—		—
	1,267	(19)	317	(19)	$166.94	10/26/2030	—		—	—		—
	823	(6)	550	(6)	$201.07	11/17/2031	—		—	—		—
	558	(7)	839	(7)	$190.53	11/28/2032	—		—	—		—
	309	(8)	1,236	(8)	$164.43	10/31/2033	—		—	—		—
	—		1,797	(9)	$192.83	11/19/2034	—		—	—		—
							—		—	616	(28)	109,537	(28)
							234	(22)	41,610	—		—
							448	(23)	79,663	—		—
							827	(13)	147,057	—		—
							1,278	(14)	227,254	—		—
							1,232	(15)	219,074	—		—

(1)
The amount shown is based on the closing price of the Company’s Common Stock of $177.82 per share on August 29, 2025, the last trading day of fiscal 2025, as reported by the NYSE.

(2)
These stock-settled SARs were subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on December 14, 2018.
(3)
These stock-settled SARs were subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on November 27, 2019.
(4)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on October 29, 2020.
(5)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on November 19, 2021.
(6)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on October 31, 2022.
(7)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on October 31, 2023.
(8)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting occurring on October 31, 2024.
(9)
These stock-settled SARs are subject to a 33.3% per year retable vesting schedule on each anniversary of the grant date with the first vesting occurring on October 31, 2025.
(10)
Represents 3,502 PSUs that, as of August 30, 2025, were subject to the satisfaction of performance criteria as more fully described under the heading “Compensation Discussion and Analysis” in this Proxy Statement. In October 2025, the Compensation Committee determined that 1,898 of such PSUs were earned and vested based on the Company’s adjusted revenue and adjusted EBITDA in fiscal 2025.
(11)
These RSUs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on November 19, 2021.
(12)
These RSUs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on October 31, 2022.
(13)
These RSUs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on October 31, 2023.
(14)
These RSUs are subject to a 20% per year ratable vesting schedule on each anniversary of the grant date with the first vesting having occurred on October 31, 2024.
(15)
These RSUs are subject to a 33.3% per year retable vesting schedule on each anniversary of the grant date with the first vesting occurring on October 31, 2025.
(16)
These stock-settled SARs are subject to a five-year cliff vesting schedule and became fully vested and exercisable on January 2, 2023.
(17)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule and became fully vested and exercisable on October 31, 2023.
(18)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule and become fully vested and exercisable on October 31, 2024.
(19)
These stock-settled SARs are subject to a 20% per year ratable vesting schedule and become fully vested and exercisable on October 31, 2025.
(20)
Represents 1,656 PSUs that, as of August 30, 2025, were subject to the satisfaction of performance criteria as more fully described under the heading “Compensation Discussion and Analysis” in this Proxy Statement. In October 2025, the Compensation Committee determined that 897 of such PSUs were earned and vested based on the Company’s adjusted revenue and adjusted EBITDA in fiscal 2025.
(21)
These RSUs were subject to a 20% per year ratable vesting schedule and become vested and exercisable on October 31, 2025.
(22)
These RSUs are subject to a 20% per year ratable vesting schedule and become fully vested and exercisable on October 31, 2026.
(23)
Represents 4,668 PSUs that, as of August 30, 2025, were subject to the satisfaction of performance criteria as more fully described under the heading “Compensation Discussion and Analysis” in this Proxy Statement. In October 2025, the Compensation Committee

determined that 2,529 of such PSUs were earned and vested based on the Company’s adjusted revenue and adjusted EBITDA in fiscal 2025.
(24)
These RSUs reflect a one-time transition grant of 5,790 RSUs awarded on September 30, 2024, in connection with her appointment as EVP and COO, of which 4,531 RSUs vested on September 30, 2025 and 1,259 RSUs vest on September 30, 2026.
(25)
These stock-settled SARs were subject to a five-year cliff vesting schedule and became fully vested and exercisable on October 24, 2021.
(26)
Represents 1,266 PSUs that, as of August 30, 2025, were subject to the satisfaction of performance criteria as more fully described under the heading “Compensation Discussion and Analysis” in this Proxy Statement. In October 2025, the Compensation Committee determined that 687 of such PSUs were earned and vested based on the Company’s adjusted revenue and adjusted EBITDA in fiscal 2025.
(27)
These stock-settled SARs were subject to a 20% per year ratable vesting schedule and became fully vested and exercisable on October 31, 2022.
(28)
Represents 924 PSUs that, as of August 30, 2025, were subject to the satisfaction of performance criteria as more fully described under the heading “Compensation Discussion and Analysis” in this Proxy Statement. In October 2025, the Compensation Committee determined that 501 of such restricted stock units were earned and vested based on the Company’s adjusted revenue and adjusted EBITDA in fiscal 2025.

Upon an executive’s retirement, if the executive is at least 64 years old and has an age plus length of service to the Company of at least 79 years, all unvested SAR and RSU awards granted to the executive that have been outstanding for at least one year vest in full.

Option Exercises and Stock Vested Table – Fiscal 2025

The following table sets forth the number of shares of Common Stock acquired or that vested and the aggregate dollar value realized as a result of stock–settled SAR exercises and the vesting of RSUs during fiscal 2025 with respect to our named executive officers:

	Share-Based Awards			Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise (1)		Number of Shares Acquired on Vesting	Market Value on Vest Date (2)	Value Realized on Vesting (3)
Steven S. Sintros	—	$—		644	$192.83	$124,183
				746	$179.81	$134,138
				787	$179.81	$141,510
				912	$179.81	$163,987
				696	$185.27	$128,948
				1,901	$192.83	$366,570
				1,520	$192.83	$293,102
Shane F. O’Connor	—	$—		234	$179.81	$42,076
				336	$179.81	$60,416
				394	$179.81	$70,845
				456	$179.81	$81,993
				194	$179.81	$34,883
				476	$192.83	$91,787
				381	$192.83	$73,468
David M. Katz	2,667	$196,478	(4)	234	$179.81	$42,076
				298	$179.81	$53,583
				354	$179.81	$63,653
				410	$179.81	$73,722
				194	$179.81	$34,883
				428	$192.83	$82,531
				343	$192.83	$66,141
David A. DiFillippo	4,000	$446,160	(5)	234	$179.81	$42,076
				224	$179.81	$40,277
				276	$179.81	$49,628
				319	$179.81	$57,359
				194	$179.81	$34,883
				333	$192.83	$64,212
				267	$192.83	$51,486
(1)
Value realized on exercise is calculated as the market value of our Common Stock at the time of exercise of the stock appreciation right less the exercise price paid, multiplied by the number of shares underlying the stock option exercised.
(2)
Closing price of our Common Stock per share on the vest date.

(3)
Value realized upon vesting is calculated as the market value of our Common Stock at the time of vesting, multiplied by the number of shares that vested.
(4)
Value realized on exercise is as follows: $73.67 (the market value at the time of exercise of $192.67 less the exercise price of $119.00), multiplied by 2,667 shares acquired upon exercise.
(5)
Value realized on exercise is as follows: $111.54 (the market value at the time of exercise of $216.21 less the exercise price of $104.67), multiplied by 4,000 shares acquired upon exercise.

UniFirst Corporation Unfunded Supplemental Executive Retirement Plan

Certain of our employees, including our named executive officers, are eligible to participate in our Unfunded Supplemental Executive Retirement Plan (“SERP”). Retirement benefits provided by our SERP are based on a participant’s average annual base earnings, exclusive of bonuses, commissions, fringe benefits and reimbursed expenses, for the last three years of full-time employment prior to the participant’s retirement date (“Final Average Earnings”). Under the SERP, upon the retirement of a participant on their social security retirement date, a participant will receive a plan benefit in an aggregate amount equal to 1.33% of the participant’s Final Average Earnings multiplied by their years of service, limited to 30 years, less 3.33% of the participant’s primary social security benefit multiplied by their years of service, limited to 30 years.

Pension payments under our SERP are made at the intervals then in effect for the payment of base salaries to our executive officers. Upon the death of a participant, the participant’s designated beneficiary will be paid retirement benefits for up to 12 years from the participant’s date of retirement. Our SERP provides that, upon any change in control (as defined in the SERP) of the Company, participants in our SERP will receive a lump sum payment equal to the actuarial equivalent of their plan benefit as of the date of the change in control.

SERP Benefits Table – Fiscal 2025

The following table sets forth the actuarial present value of accumulated benefits under our SERP, the number of years of credited service and the dollar amount of payments and benefits paid during fiscal 2025 to our named executive officers as of August 30, 2025:

Name	Plan Name	Number of Years of Credited Service (1)	Present Value of Accumulated Benefits (2)	Payments During Last Fiscal Year
Steven S. Sintros	UniFirst Corporation	21	$1,311,185	—
Shane F. O’Connor	UniFirst Corporation	19	$436,960	—
David M. Katz	UniFirst Corporation	17	$754,634	—
David A. DiFillippo	UniFirst Corporation	30	$1,580,955	—

(1)
As discussed in more detail below under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan”, our SERP limits the number of years of credited service to thirty for purposes of determining a participant’s benefits under the plan. The actual years of service of Mr. DiFillippo is 46, respectively.
(2)
Amounts reported in this column represent the present value of the ABO as of August 30, 2025. Our obligation has been estimated assuming benefits commence on the individual’s social security retirement date and using FASB ASC Topic 715 assumptions for mortality, assumed payment form and discount rates in effect at the measurement dates.

UniFirst Corporation Deferred Compensation Plan

The UniFirst Corporation Deferred Compensation Plan (the “Deferred Compensation Plan”) became effective on February 1, 2022. The Deferred Compensation Plan is an unfunded, non-qualified deferred compensation plan that allows eligible participants to voluntarily defer the receipt of up to 50% of their salary and 75% of their annual cash bonuses.

In our discretion, we may credit one or more additional contributions to participant accounts. Participants in the Deferred Compensation Plan who are not accruing benefits under our SERP are eligible to have discretionary employer annual contributions credited to their Deferred Compensation Plan accounts. All participants are also eligible to have employer supplemental contributions and employer discretionary contributions credited to their Deferred Compensation Plan accounts. The amounts of such contributions may differ from year to year and from participant to participant.

Participants will be fully vested at all times in their elective deferrals and their employer supplemental contributions. Participants will vest in their employer annual contributions annually over a three-year period and will vest in their employer discretionary contributions at the end of a fifteen-year period. Employer annual contributions and employer discretionary contributions for a participant will also vest upon the participant’s attaining his or her retirement date, disability, death or upon a change in control (as defined in the Deferred Compensation Plan). The retirement date is the date the participant’s age and years of service equal 79, provided the participant has attained age 64. The Compensation Committee of the Board of Directors has the discretion to accelerate the vesting of employer annual contributions and employer discretionary contributions.

Amounts credited to a participant’s account will be notionally invested in one or more investment funds chosen by the participant, which are generally expected to be the same funds offered under the Company’s 401(k) plan.

Distributions under the Deferred Compensation Plan will generally be paid in a lump sum or up to ten annual installments, as elected by the participant, upon the participant’s separation from service on or after attaining his or her retirement date, or in a lump sum upon separation from service prior to attaining his or her retirement date. Participants may also elect in-service distributions to occur on a fixed date, either in a lump sum or in up to five annual installments; however, if a participant separates from service prior to attaining his or her retirement date, the distribution is payable in a lump sum. All distributions are paid in cash.

Eligibility for the Deferred Compensation Plan is determined by the Compensation Committee of the Board of Directors and is currently limited to employees with the title of Vice President or above. The Deferred Compensation Plan is administered by the Compensation Committee of the Board of Directors. Compensation deferred under the Deferred Compensation Plan and other amounts credited to participant accounts represent unsecured obligations of the Company.

Deferred Compensation Table – Fiscal 2025

The following table sets forth contributions made by our named executive officers and the Company to the “Deferred Compensation Plan” during fiscal 2025.

Name	Executive Contributions in Fiscal 2025 (1)	Registrant Contributions in Fiscal 2025 (2)	Aggregate Earnings in Fiscal 2025 (3)	Aggregate Withdrawals /Distributions	Aggregate Balance at Fiscal 2025 End (4)
Steven S. Sintros	$—	$—	$—	$—	$—
Shane F. O’Connor	$15,909	$—	$14,209	$—	$137,063
Kelly C. Rooney	$20,433	$62,500	$4,338	$—	$87,271
David M. Katz	$59,323	$—	$6,129	$—	$105,262
David A. DiFillippo	$47,559	$—	$5,862	$—	$65,659

(1)
Amounts represent the dollar value of such executive’s salary and annual cash bonuses earned in fiscal 2025 that was contributed to their participant account under the Deferred Compensation Plan in fiscal 2025. These amounts are included in the “Salary,” “Bonus” and “Non-Equity Incentive Plan Compensation” columns of the “Summary Compensation Table.”
(2)
Amounts represent the dollar value of contributions made by the Company in fiscal 2025 to each participant’s account under the Deferred Compensation Plan.
(3)
Aggregate earnings in fiscal 2025 represent earnings due to interest, dividends and change in market value. These amounts are not reflected in the “Summary Compensation Table.”
(4)
The balances, if any, shown represent compensation reported in the “Summary Compensation Table” included in this Proxy Statement. except for any earnings that were not above-market or preferential as determined under SEC rules.

Potential Payments Upon Termination or Change in Control

Unfunded Supplemental Executive Retirement Plan

As discussed under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” above, upon a change in control (as defined in the SERP) of the Company, our named executive officers will receive a lump sum payment under our SERP equal to the actuarial equivalent of their plan benefit as of the date of the change in control. For more information concerning our SERP, including such accumulated benefit for each named executive officer as of August 30, 2025, see the “SERP Benefits Table – Fiscal 2025” and the discussion under the heading “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” above.

UniFirst Corporation Deferred Compensation Plan

As discussed under the heading “UniFirst Corporation Deferred Compensation Plan” above, upon a change in control of the Company (as defined in the Deferred Compensation Plan), employer annual contributions and employer discretionary contributions for a participant will vest. For more information concerning our Deferred Compensation Plan, see the “Deferred Compensation Table – Fiscal 2025” and the discussion under the heading “UniFirst Corporation Deferred Compensation Plan” above.

Executive Employment Plan

On October 26, 2020, our Board of Directors and the Compensation Committee of our Board of Directors adopted an Executive Employment Plan. Senior Vice Presidents and above (each, a “Covered Executive”) are eligible to participate in the Executive Employment Plan, subject to certain requirements. The Executive Employment Plan provides that upon a termination of a Covered Executive’s employment (a “Qualified Termination”) (1) by us for any reason other than “cause” (as defined in the Executive Employment Plan), death, disability or retirement or (2) by a Covered Executive for “good reason” (as defined in the Executive Employment Plan), the Covered Executive will be entitled to receive certain cash payments determined pursuant to the Executive Employment Plan. The amount of any payments under the Executive Employment Plan in some cases will depend on whether the Qualified Termination is in connection with a “change in control” (as defined in the Executive Employment Plan).

In addition, our Board of Directors and the Compensation Committee of our Board of Directors approved revised award forms for equity awards to Covered Executives beginning with equity awards in October 2020. The revised award forms provide for accelerated vesting under certain circumstances, including upon a Qualified Termination in connection with a change in control.

Any such payments and benefits under the Executive Employment Plan and the award forms are subject to the Covered Executive’s execution of a separation agreement that includes a release of claims in favor of the Company and certain non-competition and non-solicitation obligations.

Equity awards granted under our 2010 Stock Option and Incentive Plan to our Covered Executives prior to October 2020 provide for accelerated vesting solely in connection with a change in control.

The following table sets forth the amounts that would have been paid to our named executive officers under the Executive Employment Plan or their equity awards (i) in the event of a termination with “cause”; (ii) in the event of a termination by us without “cause” or by the executive for “good reason” other than in connection with a “change in control” (and other than by reason of an executive’s retirement, death or disability); (iii) in the event of a termination by us without “cause” or by the executive for “good reason” 30 days prior to, or within 24 months after, a “change in control” (and other than by reason of an executive’s death, disability or retirement); (iv) in the event solely of a “sale event,” which is defined under the 2023 Equity Incentive Plan and the 2010 Stock Option and Incentive Plan to be the same as a “change in control” under the Executive Employment Plan; and (v) in the event of a termination in connection with an executive’s retirement, death or termination due to disability; in each case, occurring as of August 30, 2025, which was the last day of fiscal 2025.

Name	Termination with Cause (1)	Termination by Company without Cause or by Executive for Good Reason (2)	Termination by Company without Cause or by Executive for Good Reason within 24 Months of Change in Control (3)	Sale Event (4)	Retirement (5)	Death (6)	Termination Due to Disability (7)
Steven S. Sintros
Cash Payments	$—	$4,711,280	$4,711,280	$—	$—	$—	$—
Acceleration of Vesting of RSUs (8)	—	—	2,279,297	—	—	2,279,297	—
Acceleration of Vesting of SARs (9)	—	—	66,200	—	—	66,200	—
Continued Health Benefits	—	35,934	35,934	—	—	—	—
Total	$—	$4,747,214	$7,092,711	$—	$—	$2,345,497	$—

Shane F. O’Connor
Cash Payments	$—	$1,013,813	$1,382,472	$—	$—	$—	$—
Acceleration of Vesting of RSUs (8)	—	—	1,087,903	—	—	1,087,903	—
Acceleration of Vesting of SARs (9)	—	—	27,096	—	—	27,096	—
Continued Health Benefits	—	17,967	26,950	—	—	—	—
Total	$—	$1,031,780	$2,524,421	$—	$—	$1,114,999	$—

Kelly C. Rooney
Cash Payments	$—	$1,625,000	$2,187,500	$—	$—	$—	$—
Acceleration of Vesting of RSUs (8)	—	—	1,582,954	—	—	1,582,954	—
Acceleration of Vesting of SARs (9)	—	—	—	—	—	—	—
Continued Health Benefits	—	10,307	15,461	—	—	—	—
Total	$—	$1,635,307	$3,785,915	$—	$—	$1,582,954	$—

David M. Katz
Cash Payments	$—	$1,038,738	$1,422,082	$—	$—	$—	$—
Acceleration of Vesting of RSUs (8)	—	—	929,110	—	—	929,110	—
Acceleration of Vesting of SARs (9)	—	—	24,726	—	—	24,726	—
Continued Health Benefits	—	10,307	15,461	—	—	—	—
Total	$—	$1,049,045	$2,391,379	$—	$—	$953,836	$—

David A. DiFillippo
Cash Payments	$—	$867,844	$1,198,995	$—	$—	$—	$—
Acceleration of Vesting of RSUs (8)	—	—	714,659	—	495,584	714,659	—
Acceleration of Vesting of SARs (9)	—	—	19,999	—	19,999	19,999	—
Continued Health Benefits	—	10,307	15,461	—	—	—	—
Total	$—	$878,151	$1,949,114	$—	$515,583	$734,658	$—

(1)
Represents termination of the executive by the Company with “cause” as defined under the Executive Employment Plan or the terms of the SARs and RSUs granted to the executive, as applicable.

(2)
Represents termination of the executive by the Company without “cause” or by the executive for “good reason,” in each case in the absence of a “change in control.” Such terms are defined under the Executive Employment Plan or SAR or RSU awards granted to the executive, as applicable. Upon such a termination, the executive, subject to certain conditions, is entitled to receive (a) a cash payment equal to, in the case of the CEO, two times, and in the case of each other executive, one times the sum of (i) the executive’s base salary and (ii) the target cash incentive bonus for the fiscal year in which the termination occurs (or the target cash incentive bonus with respect to the immediately preceding fiscal year if no target cash incentive bonus has been established); (b) a cash payment equal to the target cash incentive bonus for the fiscal year in which the termination occurs (or the target cash incentive bonus with respect to the immediately preceding fiscal year if no target cash incentive bonus has been established), prorated for the numbers of days of the fiscal year that the executive was employed through the termination date; and (c) if the executive was participating in the Company’s group health plan immediately prior to termination and elects COBRA health continuation, a monthly cash payment for (i) 24 months for the CEO or for 12 months for each other executive, or (ii) the executive’s COBRA health continuation period, whichever ends earlier, in an amount equal to the monthly employer contribution that the Company would have made to provide health insurance to the executive if the executive had remained employed by the Company.
(3)
Represents termination of the executive by the Company without “cause” or by the executive for “good reason,” in each case during the period beginning 30 days prior to, and ending 24 months after, the date of a “change in control.” Such terms are defined under the Executive Employment Plan or SAR or RSU awards granted to the executive, as applicable. Upon such a termination, the executive, subject to certain conditions, is entitled to receive (a) a cash payment equal to, in the case of the CEO, two times, and in the case of each other executive, 1.5 times the sum of (i) the executive’s base salary and (ii) the target cash incentive bonus for the fiscal year in which the termination occurs (or the target cash incentive bonus with respect to the immediately preceding fiscal year if no target cash incentive bonus has been established); (b) a cash payment equal to the target cash incentive bonus for the fiscal year in which the termination occurs (or the target cash incentive bonus with respect to the immediately preceding fiscal year if no target cash incentive bonus has been established), prorated for the number of days of the fiscal year that the executive was employed through the termination date; and (c) if the executive was participating in the Company’s group health plan immediately prior to termination and elects COBRA health continuation, a monthly cash payment for (i) 24 months for the CEO or for 18 months for each other executive, or (ii) the executive’s COBRA health continuation period, whichever ends earlier, in an amount equal to the monthly employer contribution that the Company would have made to provide health insurance to the executive if the executive had remained employed by the Company. In addition, upon such a termination, all unvested SARs and RSUs granted to the executives beginning in October 2020 vest in full.
(4)
Upon a “sale event” as defined in the 2010 Stock Option and Incentive Plan, all unvested SAR and RSU awards granted to the executives prior to October 2020 vest in full. Unvested SAR and RSU awards granted to the executives beginning in October 2020 do not vest solely upon a sale event and instead vest upon termination of the executive without “cause” or by the executive for “good reason,” in each case during the period beginning 30 days prior to, and ending 24 months after, the date of a “sale event.” In addition, upon a change in control (as defined in the SERP) of the Company, our named executive officers will receive a lump sum payment under our SERP equal to the actuarial equivalent of their plan benefit as of the date of the change in control. Information regarding the amounts of such payments is set forth above in the “SERP Benefits Table – Fiscal 2024.” Additionally, upon a change in control (as defined in the Deferred Compensation Plan) of the Company, the employer contributions to our Deferred Compensation Plan will vest as of the date of the change in control. For more information concerning the SERP and the Deferred Compensation Plan, see the discussion under the headings “UniFirst Corporation Unfunded Supplemental Executive Retirement Plan” and “UniFirst Corporation Deferred Compensation Plan” above.
(5)
Upon an executive’s retirement, if the executive is at least 64 years old and has an age plus length of service to the Company of at least 79 years, all unvested SAR and RSU awards granted to the executive that have been outstanding for at least one year vest in full.
(6)
Upon the death of an executive, all unvested SAR and RSU awards granted to the executive beginning in October 2020 vest in full.
(7)
Upon termination of an executive due to disability, all unvested SAR and RSU awards granted to the executive beginning in October 2020 continue to vest in accordance with the vesting schedules of such awards.
(8)
Amounts presented reflect the Company’s stock price as of the last trading day of fiscal 2025 multiplied by the number of unvested RSUs held by the executive as of the last day of fiscal 2025.
(9)
Amounts presented reflect for each SAR award held by the executive as of the last day of fiscal 2025, the Company’s stock price as of the last trading day of fiscal 2025 minus the exercise price of the SAR award, multiplied by the number of unvested SARs.

Pay Ratio Disclosure

As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), the SEC adopted a rule requiring annual disclosure of the ratio of the annual total compensation of a company’s median employee to the total annual compensation of a company’s principal executive officer. The principal executive officer of our Company is Mr. Sintros.

For fiscal 2025, the annual total compensation of Mr. Sintros was $3,738,214, as shown in the Summary Compensation Table above. The annual total compensation of our median employee for fiscal 2025, which was calculated in the same manner as the total annual compensation of Mr. Sintros, was $40,803. Based on such information, the ratio of the annual total compensation of Mr. Sintros to the annual total compensation of our median employee for fiscal 2025 was approximately 92 to 1.

We identified the median employee by measuring compensation for fiscal 2025 (the “Measurement Period”) for employees, representing all full-time, part-time, seasonal and temporary employees of the Company and its consolidated subsidiaries as of August 30, 2025. Such number of employees does not include any independent contractors or “leased” workers, as permitted by applicable SEC rules. We also excluded our employees in

Nicaragua and Europe in part because such employees represent less than 5% of our total workforce. The excluded employees consisted of 494 employees in Nicaragua and 91 employees in Europe.

We identified the median employee using the total cash compensation paid to each employee for the Measurement Period. We did not utilize any statistical sampling or cost-of-living adjustments for purposes of determining the median employee. We annualized the compensation of full-time and part-time employees (other than seasonal or temporary employees) who were hired during fiscal 2025 but did not work for us for the entire fiscal year.

Pay versus Performance

Under rules adopted pursuant to the Section 953(a) of the Dodd-Frank Act, and Item 402(v) of Regulation S-K, we are required to disclose certain information about the relationship between the compensation actually paid to our named executive officers and certain measures of Company financial performance. The information that follows is provided in compliance with these rules, however, additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made for fiscal 2025 is described above in our “Compensation Discussion and Analysis.”

The following table summarizes total compensation paid to our principal executive officer (“PEO”) as set forth in our Summary Compensation Table, compensation actually paid to our PEO, average compensation paid to our non-PEO named executive officers as set forth in our Summary Compensation Table, and average compensation actually paid to our non-PEO named executive officers, each as calculated in accordance with SEC rules, and certain Company and peer group performance measures for the Company fiscal periods indicated:

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO (1)(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers	Average Compensation Actually Paid to Non-PEO Named Executive Officers (3)(4)	Total Shareholder Return (5)	Peer Group Total Shareholder Return (6)	Net Income (in millions)	Company- Selected Measure: Adjusted Revenue (in millions) (7)
2025	$3,738,214	$3,235,643	$1,995,102	$1,737,469	$95.35	$221.03	$148.3	$2,437.0
2024	$3,886,540	$4,019,401	$1,321,422	$1,354,238	$100.99	$206.07	$145.5	$2,429.6
2023	$3,435,556	$3,157,753	$1,128,676	$1,062,630	$93.05	$141.31	$103.8	$2,190.1
2022	$3,312,016	$1,845,414	$895,658	$514,823	$94.60	$116.88	$103.4	$2,000.8
2021	$3,276,334	$3,665,751	$1,004,122	$1,350,557	$119.48	$117.50	$151.1	$1,826.2
(1)
The PEO’s “compensation actually paid” is reconciled in the following table in accordance with Item 402(v) of Regulation S-K:

	Fiscal 2025	Fiscal 2024	Fiscal 2023	Fiscal 2022	Fiscal 2021

Summary Compensation Table Value	$3,738,214	$3,886,540	$3,435,556	$3,312,016	$3,276,334

Subtract change in the actuarial present value of pension benefits as reported in the Summary Compensation Table for each applicable year	(27,902)	(288,516)	-	-	(169,979)
Subtract grant date fair value of equity awards as reported in the Summary Compensation Table for each applicable year	(1,800,207)	(1,600,037)	(1,599,847)	(1,850,599)	(1,730,230)
Add Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	119,503	109,173	125,489	160,255	193,446
Add fair value of equity compensation granted and vested in current year—value on vesting date	-	-	-	-	-
Add fair value of equity compensation granted in current year—value at end of year-end	1,486,610	1,935,271	1,418,747	904,998	1,983,077
Add change as of the vesting date in fair value of awards from prior years that vested in the covered fiscal year	(44,665)	(88,394)	32,738	50,174	(502,705)
Add change in fair value of outstanding unvested awards from prior years that were outstanding as of the end of the covered fiscal year	(235,910)	65,364	(254,931)	(731,430)	615,807
					-
Compensation Actually Paid	$3,235,643	$4,019,401	$3,157,753	$1,845,414	$3,665,751

(2)
Steven S. Sintros was PEO for each of the fiscal years presented.
(3)
The average non-PEO named executive officers’ “compensation actually paid” is reconciled in the following table in accordance with Item 402(v) of Regulation S-K:

	Fiscal 2025	Fiscal 2024	Fiscal 2023	Fiscal 2022	Fiscal 2021

Summary Compensation Table Value	$1,995,102	$1,321,422	$1,128,676	$895,658	$1,004,122

Subtract change in the actuarial present value of pension benefits as reported in the Summary Compensation Table for each applicable year	(19,082)	(106,497)	(1,832)	-	(92,006)
Subtract grant date fair value of equity awards as reported in the Summary Compensation Table for each applicable year	(1,156,614)	(516,029)	(500,314)	(350,195)	(273,923)
Add Pension value attributable to current year’s service and any change in pension value attributable to plan amendments made in the current year	28,882	36,293	46,316	62,251	72,991
Add fair value of equity compensation granted and vested in current year—value on vesting date	-	-	-	-	-
Add fair value of equity compensation granted in current year—value at end of year-end	969,312	615,155	444,800	315,489	425,776
Add change as of the vesting date in fair value of awards from prior years that vested in the covered fiscal year	(18,013)	(27,913)	5,707	(678,153)	(94,745)
Add change in fair value of outstanding unvested awards from prior years that were outstanding as of the end of the covered fiscal year	(62,118)	31,807	(60,723)	269,774	308,341

Compensation Actually Paid	$1,737,469	$1,354,238	$1,062,630	$514,823	$1,350,557

(4) The following non-PEO named executives officers are included in the calculations above:

2025: Shane O’Connor, Kelly Rooney, David Katz and David DiFillippo

2024: Shane O’Connor, David Katz, David DiFillippo and William Ross

2023: Shane O’Connor, David Katz, David DiFillippo, William Ross and Michael Croatti

2022: Shane O’Connor, David Katz, David DiFillippo, William Ross and Michael Croatti

2021: Shane O’Connor, David Katz, David DiFillippo and Cynthia Croatti

(5) Cumulative total shareholder return (“TSR”) is calculated by dividing the sum of the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(6) Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the group of three comparison companies used for the stock performance graph on page 18 of our Annual Report on Form 10-K for the fiscal year ended August 30, 2025 (Cintas Corporation, Rollins, Inc. and Aramark).

(7) The Company has identified adjusted revenue as the Company-selected measure for the pay versus performance disclosure, as it represents the most important financial performance measure used to link compensation actually paid to the PEO and the non-PEO named executive officers in fiscal 2025 to the Company’s performance. See “Compensation Discussion and Analysis – Annual Cash Incentive Bonuses – Named Executive Officers – CEO Bonus Plan” for a description of our adjusted revenues for fiscal 2025.

Compensation Actually Paid (CAP) Versus Company Performance

The following charts provide a clear, visual description of the relationships between “compensation actually paid” to our PEO, and the average for our non-PEO named executive officers, as set forth in the Pay Versus Performance table above to the following performance measures: (1) (i) TSR and (ii) peer group TSR; (2) net income and (3) adjusted revenue. The first chart also provides a comparison of the Company’s TSR to the peer group TSR.

Compensation Actually Paid And Cumulative TSR
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Compensation Actually Paid (in thousands)
$250.00
$200.00
$150.00
$100.00
$50.00
$0.00
Cumulative TSR
$100.00
$100.00
$119.48
$117.50
$116.88
$94.60
$141.31
$93.05
$206.07
$100.99
$221.03
$95.35
2020
2021
2022
2023
2024
2025
CAP - PEO
CAP - Avg Non-PEO
UNF TSR
Peer TSR

Compensation Actually Paid And Net Income
Compensation Actually Paid (in thousands)
Net Income (in millions)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$151.1
$103.4
$103.8
$145.5
$148.3
2021
2022
2023
2024
2025
CAP - PEO
CAP - Avg Non-PEO
Net Income

Compensation Actually Paid And Adjusted Revenue
Compensation Actually Paid (in thousands)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Adjusted Revenue (in millions)
$3,000.0
$2,500.0
$2,000.0
$1,500.0
$1,000.0
$500.0
$-
$1,826.2
$2,000.8
$2,190.1
$2,429.6
$2,437.0
2021
2022
2023
2024
2025
CAP - PEO
CAP - Avg Non-PEO
Adjusted Revenue

Financial Performance Measures

The following table lists (in no specific order) the most important financial performance measures used by the Company to link compensation actually paid to our named executive officers in 2025 to the performance of the Company:

•
Adjusted Revenue; and
•
Adjusted EBITDA

Director Compensation – Fiscal 2025

The Compensation Committee determines Director compensation based on the following principles:

•
Director compensation should be aligned with the long-term interest of shareholders;
•
Director compensation should be used to motivate Director behavior;
•
Directors should be adequately compensated for their time and effort; and
•
Director compensation should be approached on an overall basis, rather than as an array of separate elements.

Our non-employee Directors receive equity and cash compensation for their service as Directors. In fiscal 2025, non-employee Directors received an annual fee of $115,000 for service on our Board of Directors and additional compensation for committee service is as follows:

	Audit Committee	Compensation Committee	Nominating and Governance Committee	Impact Committee
Chair	$35,000	$25,000	$25,000	$25,000
Fee for Service on Committee	$12,000	$12,000	$12,000	$12,000

The Chairman of the Board received an additional annual fee of $40,000. In addition, during fiscal 2025, each member of the Board of Directors other than Mr. Sintros earned a special fee of $55,000 in consideration of the increased number of Board of Directors and committee meetings held throughout the year.

Each non-employee Director receives $50,000 of fully vested stock-settled SARs at an exercise price equal to the closing price of the Company’s Common Stock on the grant date.

Each non-employee Director receives shares of unrestricted Common Stock having a value (based on the closing price of the Company’s Common Stock on the grant date) equal to $100,000. Those Directors who satisfy the minimum share ownership requirement under the Company’s Director Stock Ownership Policy may elect to receive a cash payment of up to $100,000 in lieu of the shares of unrestricted Common Stock.

Each Director who was also an employee of our Company received no Director’s fees while employed by the Company during fiscal year 2025.

The compensation earned by our non-employee Directors during fiscal 2025 is set forth in the table below.

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Share-Based Awards (2)	All Other Compensation		Total
Michael Iandoli (4)	$331,000	$—	$50,047	$—		$381,047
Cecilia McKenney	$194,000	$100,079	$50,047	$—		$344,126
Raymond C. Zemlin (3)	$311,000	$60,163	$50,047	$—		$421,210
Joseph M. Nowicki	$229,000	$100,079	$50,047	$—		$379,126
Cynthia Croatti (4)	$282,000	$—	$50,047	$209,995	(5)	$542,042
Sergio A. Pupkin (3)	$259,000	$60,163	$50,047	$—		$369,210
(1)
Our non-employee Directors were granted $100,000 of shares of unrestricted Common Stock on November 19, 2024. As described above and below, some of our non-employee Directors elected to receive cash in lieu of receiving some of their unrestricted Common Stock. Messrs. Zemlin and Pupkin elected to receive $60,000 of unrestricted stock, which resulted in their receipt of 312 shares of Common Stock, respectively. Ms. McKenney and Mr. Nowicki elected to receive $100,000 of unrestricted stock, which resulted in their receipt of 519 shares of Common Stock, respectively. The amounts shown for Ms. McKenney and Messrs. Nowicki, Pupkin, and Zemlin represent the aggregate grant date fair value related shares of unrestricted Common Stock awarded to each Ms. McKenney and Messrs. Nowicki, Pupkin, and Zemlin, respectively, calculated in accordance with FASB ASC 718 (excluding the effect of any estimate of future forfeitures). Such shares of Common Stock, which were granted on November 19, 2024, were fully vested on the date of grant. Additional information concerning our financial reporting of equity award grants is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 30, 2025.
(2)
The amounts shown represent the aggregate grant date fair value related to the grant of 823 stock-settled SARs to each of our non-employee Directors on November 19, 2024, calculated in accordance with FASB ASC Topic 718 (excluding the effect of any estimate of future forfeitures). These SARs were fully vested upon grant and expire eight years after the grant date or on the second anniversary of the date that the Director ceases to be a member of the Board of Directors, whichever occurs first. Additional information concerning our financial reporting of SARs is presented in Notes 1 and 12 to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended August 30, 2025.
(3)
Amounts shown include a $40,000 cash payment in lieu of receiving a grant of $40,000 of shares of unrestricted Common Stock.
(4)
Amounts shown include a $100,000 cash payment in lieu of receiving a grant of $100,000 of shares of unrestricted Common Stock.
(5)
Represents consulting fees earned by Ms. Croatti in fiscal 2025 in connection with her role as a special consultant and advisor to the Company’s CEO and the Senior Leadership Team.

Compensation Committee Interlocks and Insider Participation

During the 2025 fiscal year, the following Directors served on the Compensation Committee for all of the fiscal year: Messrs. Iandoli and Zemlin and Ms. McKenney. None of these individuals has served as an officer or employee of the Company or any of its subsidiaries. During the 2025 fiscal year, to the knowledge of the Company, none of its executive officers:

•
served as a member of the compensation committee of another entity, one of whose executive officers served on the Compensation Committee;
•
served as directors of another entity, one of whose executive officers served on the Compensation Committee; or
•
served as members of the compensation committee of another entity, one of whose executive officers served as one of the Company’s Directors.

Security Ownership of Management, Directors, Director Nominees and Principal Shareholders

The following table sets forth as of November 14, 2025 certain information concerning shares of Common Stock and Class B Common Stock beneficially owned by (i) each Director and Nominee, (ii) each of the named executive officers of the Company identified below under the heading “Summary Compensation Table” and (iii) all executive officers, Directors and Nominees as a group, in each case based solely on information furnished by such individuals. Except as otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table reflects shares outstanding of the Company’s Common Stock and Class B Common Stock on November 14, 2025, restricted stock units which are vested as of, or will vest within 60 days after, November 14, 2025 and stock appreciation rights which are exercisable as of, or will vest within 60 days after, November 14, 2025 and are exercisable based on the closing price of the Company’s Common Stock on November 14, 2025.

Name of Beneficial Owner^	Amount of Beneficial Ownership	Percentage of All Outstanding Shares (1)	Percentage of Voting Power (1)
Steven S. Sintros (2)(3)(4)	26,568	*	*
Shane F. O’Connor (2)(4)(5)	5,160	*	*
Kelly C. Rooney (4)(5)	4,630	*	*
David M. Katz (4)(5)	2,694	*	*
David A. DiFillippo (2)(4)(5)	14,795	*	*
Cynthia Croatti (6)	2,035	*	*
Michael Iandoli (7)	4,744	*	*
Raymond C. Zemlin (2)(7)	4,468	*	*
Joseph M. Nowicki (7)	1,638	*	*
Sergio A. Pupkin (7)	1,202	*	*
Cecilia McKenney (7)	655	*	*
All Directors, Nominees and executive officers as a group (2) (11 persons)	68,589	*	*

^ Unless otherwise indicated, each beneficial owner’s address is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

* Less than 1%.

(1)
The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 14, 2025, a total of 18,081,813 shares were outstanding, of which 14,530,548 were shares of Common Stock entitled to one vote per share and 3,551,265 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.
(2)
Includes 7,538 fully vested stock appreciation rights owned by Mr. Sintros, 1,297 fully vested stock appreciation rights owned by Mr. O'Connor, 6,530 fully vested stock appreciation rights owned by Mr. DiFillippo and 1,000 fully vested stock appreciation rights owned by Mr. Zemlin. These fully vested stock appreciation rights exclude those that are out of the money (“OTM”) on November 14, 2025 as they would not be exercisable.
(3)
Mr. Sintros owns 18,385 shares of Common Stock, 7,538 stock appreciation rights and 645 restricted stock units which will vest on November 19, 2025. The stock appreciation rights exclude those that are OTM on November 14, 2025 as they would not be exercisable.
(4)
In fiscal 2025, PSUs were granted to our named executive officers based on the same adjusted revenue and adjusted EBITDA criteria and achievement levels as the CEO Bonus Plan and Executive Bonus Plan, described below. The PSUs are excluded from the table above, as the units achieved were earned on October 31, 2025. The PSUs earned in fiscal 2025 are detailed in the “PSU Table” below.
(5)
Mr. O’Connor owns 3,863 shares of Common Stock. Ms. Rooney owns 4,630 shares of Common Stock. Mr. Katz owns 2,694 shares of Common Stock. Mr. DiFillippo owns 8,265 shares of Common Stock.
(6)
Mr. Iandoli owns 4,744 shares of Common Stock. Mr. Zemlin holds 3,468 shares of Common Stock, of which 800 shares are jointly shared with his spouse regarding voting and investment power. Mr. Nowicki owns 1,638 shares of Common Stock. Mr. Pupkin owns 1,202 shares of Common Stock. Ms. McKenney owns 655 shares of Common Stock.
(7)
The information presented does not include any shares owned by Ms. Croatti’s children, as to which shares Ms. Croatti disclaims any beneficial interest. Ms. Croatti is a shareholder and director of the general partners of each of The Queue Limited Partnership and The Red Cat Limited Partnership, which respectively own 670,623 and 1,015,717 shares of Class B Common Stock. The general partners of The Queue Limited Partnership and The Red Cat Limited Partnership own 199 and 3 shares of Class B Common Stock, respectively. Ms. Croatti is trustee and a beneficiary of The Marie Croatti QTIP Trust, which owns 4,374 shares of Class B Common Stock. The information presented for Ms. Croatti does not include any shares owned by The Queue Limited Partnership, The Red Cat Limited Partnership, their respective general partners or The Marie Croatti QTIP Trust. In addition, the information presented for Ms. Croatti does not include any shares beneficially owned by certain other trusts for which Ms. Croatti is a trustee and certain entities for which Ms. Croatti serves as manager and which, in the aggregate, beneficially own 68,534 shares of Common Stock and 172,451 shares of Class B Common Stock.

To the knowledge of the Company, the following are the only beneficial owners of more than 5% of the outstanding shares of Common Stock or Class B Common Stock of the Company as of November 14, 2025. All information presented is based solely on information provided by each beneficial owner.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of All Outstanding Shares (1)	Percentage of Voting Power (1)
BlackRock, Inc. (2)	2,149,153	11.9%	4.3%
The Vanguard Group, Inc. (3)	1,690,940	9.4	3.4
The Ronald D. Croatti Trust—1993 (4)	1,000,000	5.5	20.0
The Red Cat Limited Partnership (5)	1,015,720	5.6	20.3
The London Company (6)	936,950	5.2	1.9
The Queue Limited Partnership (7)	670,822	3.7	13.4
Cecelia Levenstein (8)	492,907	2.7	9.0

(1)
The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of November 14, 2025, a total of 18,081,813 shares were outstanding, of which 14,530,548 were shares of Common Stock entitled to one vote per share and 3,551,265 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.
(2)
Information regarding BlackRock, Inc. is based solely on a Schedule 13G/A filed by BlackRock, Inc. with the SEC on July 17, 2025, which indicates that BlackRock, Inc. has sole voting power with respect to 2,113,075 shares of Common Stock and sole dispositive power with respect to all of the shares of Common Stock. The address of BlackRock Inc. is 50 Hudson Yards, New York, NY 10001.

(3)
Information regarding The Vanguard Group is based solely on a Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024, which indicates that The Vanguard Group has sole voting power with respect to no shares of Common Stock, shared voting power with respect to 10,106 shares of Common Stock, sole dispositive power with respect to 1,665,172 shares of Common Stock and shared dispositive power with respect to 25,768 shares of Common Stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.
(4)
The Ronald D. Croatti Trust—1993 owns 1,000,000 shares of Class B Common Stock representing 28.2% of such class. Carol Croatti and Matthew Croatti are the trustees of The Ronald D. Croatti Trust—1993. The address of The Ronald D. Croatti Trust—1993 is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887. Carol Croatti and Matthew Croatti are also the trustees of another trust that owns 3,874 shares of Class B Common Stock.
(5)
The Red Cat Limited Partnership owns 1,015,717 shares of Class B Common Stock representing 28.5% of such class. The general partner of The Red Cat Limited Partnership is Red Cat Management Associates, Inc., which has sole voting and dispositive power over the shares owned by The Red Cat Limited Partnership. The Ronald D. Croatti Trust—1993 and Cynthia Croatti are the sole shareholders and Carol Croatti and Cynthia Croatti are the directors of Red Cat Management Associates, Inc. In addition, Red Cat Management Associates, Inc. owns 3 shares of Class B Common Stock directly, which are included in the table above. The address of The Red Cat Limited Partnership is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.
(6)
Information regarding The London Company is based solely on a Schedule 13G/A filed by The London Company with the SEC on February 14, 2024, which indicates that The London Company has sole voting power with respect to all of the shares of Common Stock, shared voting power with respect to no shares of Common Stock, sole dispositive power with respect to 859,679 shares of Common Stock and shared dispositive power with respect to 77,271 shares of Common Stock. The address of The London Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226.
(7)
The Queue Limited Partnership owns 670,623 shares of Class B Common Stock representing 18.8% of such class. The general partner of The Queue Limited Partnership is Queue Management Associates, Inc., which has sole voting and dispositive power over the shares owned by The Queue Limited Partnership. The Ronald D. Croatti Trust—1993, Cynthia Croatti and Cecelia Levenstein are the sole shareholders and Carol Croatti, Cynthia Croatti and Cecelia Levenstein are the directors of Queue Management Associates, Inc. In addition, Queue Management Associates, Inc. owns 199 shares of Class B Common Stock directly, which are included in the table above. All decisions by the directors of Queue Management Associates, Inc. must be made unanimously. The address of The Queue Limited Partnership is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.
(8)
Ms. Levenstein owns 444,349 shares of Class B Common Stock representing 12.5% of such class, and 48,558 shares of Common Stock. Ms. Levenstein is a shareholder and director of the general partner of The Queue Limited Partnership, which owns 670,623 shares of Class B Common Stock. The general partner of The Queue Limited Partnership owns 199 shares of Class B Common Stock directly, which are included in the table above. The information presented for Ms. Levenstein does not include any shares owned by The Queue Limited Partnership or Queue Management Associates, Inc. In addition, the information presented for Ms. Levenstein does not include any shares beneficially owned by certain other trusts for which Ms. Levenstein is a trustee and, which, in the aggregate, beneficially own 105,172 shares of Class B Common Stock. The address of Ms. Levenstein is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee is composed entirely of independent directors meeting the requirements of applicable SEC and NYSE rules. The key responsibilities of our committee are set forth in our Charter and include overseeing the integrity of the Company’s financial statements, the independent auditors’ qualifications and independence and the performance of the independent auditors and the internal audit function.

We serve in an oversight capacity and are not intended to be part of the Company’s operational or managerial decision-making process. UniFirst’s management is responsible for preparing the consolidated financial statements, for maintaining effective internal control over financial reporting, and for assessing the effectiveness of internal control over financial reporting and its independent registered public accounting firm is responsible for auditing those statements. Our principal purpose is to monitor these processes.

The Audit Committee has, among other things:

•
Reviewed and discussed with management and the independent registered public accounting firm the audited financial statements for the fiscal year ended August 30, 2025, including a discussion of accounting principles, judgments and disclosure in the audited financial statements.
•
Reviewed and discussed with management and the independent registered public accounting firm the quarterly and annual earnings press releases prior to release and the quarterly and annual reports on Form 10-Q and 10-K prior to filing.
•
Reviewed the performance of the Company’s internal audit function.
•
Discussed with management, the internal auditors and the independent registered public accounting firm the results of the testing of internal controls over financial reporting.
•
Discussed with the independent registered public accounting firm the overall scope and the plans for the annual audit, the results of their examination and the overall quality of the Company’s financial reporting.
•
Discussed with the independent registered public accounting firm the matters required to be discussed the applicable requirements of the Public Company Accounting Oversight Board.
•
Reviewed all audit and non-audit services performed by the independent registered public accounting firm and considered whether the provision of non-audit services is compatible with maintaining the auditor’s independence.
•
Reviewed the performance, qualifications and independence of the independent registered public accounting firm.
•
Received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence and discussed with the independent registered public accounting firm the auditors’ independence.

Based on the reviews and discussions with management and the independent registered public accounting firm and the report of the independent public accounting firm, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, the audited financial statements for the fiscal year ended August 30, 2025 be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

Submitted by the Audit Committee for fiscal 2025

Joseph M. Nowicki (Chair)
Michael Iandoli
Sergio A. Pupkin

Independent Registered Public Accounting Firm

The Audit Committee appointed Ernst & Young LLP (“Ernst & Young”) as the independent registered public accounting firm to audit the fiscal 2025 financial statements. Fees billed for services in fiscal 2025 and 2024 were as follows:

	Fiscal 2025	Fiscal 2024
Audit Fees (1)	$3,350,000	$3,125,000
Audit-Related Fees	$—	$—
Tax Fees (2)	$313,910	$291,900
All Other Fees	$—	$—

(1)
Audit fees were for the audit of the Company’s annual financial statements, audit of the effectiveness of the Company’s internal controls over financial reporting, and review of the Company’s quarterly financial statements.
(2)
Tax fees were for tax compliance, tax advice and tax planning.

Under its charter, the Audit Committee must pre-approve all audit and permitted non-audit services to be provided by our independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the Audit Committee approves the engagement of the independent registered public accounting firm to audit our financial statements, including the associated fees. All of the fees disclosed above were approved by the Audit Committee. The Audit Committee has considered whether the provisions of such services, including non-audit services, by Ernst & Young is compatible with maintaining Ernst & Young’s independence and has concluded that it is.

Certain Relationships and Related Transactions

The Company’s Board of Directors has adopted a written Related Person Transaction Approval Policy to monitor transactions, arrangements or relationships in which the Company is a participant and any of the following have a direct or indirect material interest: (a) an executive officer, director or director nominee; (b) an immediate family member of an executive officer, director or director nominee; (c) a shareholder that beneficially owns more than 5% of the Company’s Common Stock or Class B Common Stock; or (d) any immediate family member of such 5% shareholder. The policy generally covers related person transactions that meet the minimum threshold for disclosure under relevant SEC rules. Such related person transactions generally involve amounts exceeding $120,000.

The Company’s CFO, together with outside legal counsel, identifies any potential related person transactions and, if he determines that a transaction constitutes a related person transaction under the policy, the CFO provides relevant details to the Audit Committee. If the CFO has an interest in a potential related person transaction, the CEO assumes the role of the Company’s CFO under the policy. The Audit Committee reviews relevant information concerning any proposed transaction contemplated by the Company with an individual or entity that is the subject of a disclosed relationship, and approves or disapproves the transaction, with or without conditions. Certain related person transactions are deemed pre-approved by the Audit Committee, including transactions, arrangements or relationships where the rates or charges involved in the transactions are determined by competitive bids.

Since the beginning of fiscal 2025, the Company had a commercial relationship with Quest, a company with respect to which Ms. McKenney is a senior officer. Quest was a customer of the Company in fiscal 2025 and in fiscal 2026. Since the beginning of fiscal 2025, the Company recorded $2.0 million of revenue in connection with such commercial relationship. Ms. McKenney’s interest in the transaction is solely the result of serving on the Board of Directors of the Company and as a senior officer of Quest. Such commercial relationship was approved by the Audit Committee pursuant to the Company’s Related Person Transaction Approval Policy.

Section 16(a) Beneficial Ownership Reporting Compliance

Executive officers, Directors and greater than 10% shareholders of the Company are required to file with the SEC pursuant to Section 16(a) of the Exchange Act, reports of ownership and changes in ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Exchange Act, as appropriate. Executive officers, Directors and greater than 10% shareholders are required by Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

Delinquent Section 16(a) Reports

To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company or written representations that no such reports were required during the 2025 fiscal year, the Company believes that, during the 2025 fiscal year, all executive officers, Directors and greater than 10% shareholders of the Company complied with applicable Section 16(a) filing requirements, except that Steven Sintros, David Katz and David DiFillippo filed one late Form 4 report with respect to one transaction, and The Ronald D. Croatti Trust – 1993 filed one late Form 4 report with respect to one transaction.

PROPOSAL 2

NON-BINDING, ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Board of Directors is submitting for shareholder action the resolution set forth below to approve, on a non-binding, advisory basis, the compensation paid to our named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K. This is commonly known as, and is referred to in this proxy statement as, a “say-on-pay” proposal or resolution.

In accordance with the results of the advisory shareholder vote held at our annual meeting in 2024, we submit our say-on-pay proposals to our shareholders on an annual basis.

This say-on-pay proposal gives our shareholders the opportunity to express their views on the compensation of our named executive officers. We are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this proxy statement. This vote is not limited to any specific item of compensation, but rather addresses the overall compensation of our named executive officers and our philosophy, policies and practices relating to their compensation as a whole as described in this proxy statement.

We urge shareholders to read the section of this proxy statement captioned “Executive Compensation,” including the Compensation Discussion and Analysis, related compensation tables and narrative discussions contained therein, which provide detailed information on our compensation policies and practices and the compensation of our named executive officers.

Resolution

We recommend that shareholders to vote “FOR” the following resolution at the Annual Meeting:

RESOLVED, that the shareholders of the Company approve, on a non-binding, advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussions.

Vote Required

The affirmative vote of a majority of the votes cast on this proposal by holders of shares of Common Stock and Class B Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required to approve this resolution. Abstentions and broker non-votes will not be treated as votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

The say-on-pay resolution is advisory, and therefore will not have any binding legal effect on the Company, the Board of Directors or the Compensation Committee and may not be construed as overruling a decision by the Company, the Board of Directors or the Compensation Committee or to create or imply any change to the fiduciary duties of the Board of Directors. Furthermore, because this non-binding, advisory resolution primarily relates to compensation of our named executive officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit those decisions.

Nevertheless, the Compensation Committee values the opinions of our shareholders and intends to take the results of the vote on this proposal into account in its future decisions regarding the compensation of our named executive officers.

Recommendation

THE Board OF DIRECTORS unanimously recommends that shareholders vote “FOR” the approval of the non-binding, advisory resolution on executive compensation.

PROPOSAL 3

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending August 29, 2026. Ernst & Young LLP has served as the Company’s independent registered public accounting firm since 2002. The Audit Committee is directly responsible for the appointment, retention, compensation and oversight of the work of the Company’s independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. In making its determinations regarding whether to appoint or retain a particular independent registered public accounting firm, the Audit Committee takes into account the views of management. In addition, although not required by law, the Audit Committee will take into account the vote of the Company’s shareholders with respect to the ratification of the appointment of the Company’s independent registered public accounting firm.

A representative of Ernst & Young LLP is expected to participate at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

Vote Required

The affirmative vote of a majority of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is required for approval.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING AUGUST 29, 2026.

OTHER MATTERS

Management is not aware of any other matters which may come before the Annual Meeting or any adjournment or postponement thereof; however, if any matters other than those set forth in the attached Notice of Annual Meeting should be properly presented at the Annual Meeting, the persons named in the proxy intend to take such action as will be, in their discretion, consistent with the best interest of the Company.

Shareholder Proposals

Under the Company’s By-laws, any shareholder desiring to present a proposal for inclusion in the Company’s Proxy Statement in connection with the Company’s 2027 Annual Meeting of Shareholders must submit the proposal so as to be received by the Secretary of the Company at the principal executive offices of the Company, 68 Jonspin Road, Wilmington, Massachusetts 01887, not later than July 27, 2026. In addition, in order to be included in the Proxy Statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

Shareholders wishing to present business for action, other than proposals to be included in the Company’s Proxy Statement, or to nominate candidates for election as Directors at a meeting of the Company’s shareholders, must do so in accordance with the advance notice procedure for shareholders proposals established in the Company’s By-laws. The By-laws provide, among other requirements, that in order to be presented at the 2027 Annual Meeting of Shareholders, such shareholder proposals or nominations may be made only by a shareholder of record who shall have given notice of the proposal or nomination and the related required information to the Company no earlier than August 17, 2026 and no later than October 1, 2026. However, if the date of our Annual Meeting is changed by more than 75 days prior to the anniversary date of the immediately preceding annual meeting of shareholders, then the deadline for submitting a stockholder proposal will be (i) the 20th calendar-day following the earlier of (1) the date on which notice of the date of such meeting was mailed to stockholders, or (2) the date on which the date of such meeting was publicly disclosed, or (ii) if such date of notice or public disclosure occurs more than 75 calendar days prior to the scheduled date of such meeting, the 75th calendar day prior to such scheduled date of such meeting. In addition to satisfying the foregoing requirements, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than October 16, 2026.

Other Business

The Company knows of no other business to be submitted to the shareholders at the Annual Meeting, other than the proposals referred to in this Proxy Statement. If any other matters properly come before the shareholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their best judgment and in the manner they believe to be in the best interests of the Company to the extent permitted by Rule 14a-4(c) of the Exchange Act.

Annual Report on Form 10-K

The Company will provide any shareholder with a copy of its Annual Report on Form 10-K, including the financial statements and schedules to such report but excluding exhibits, required to be filed with the Securities and Exchange Commission for the Company’s most recent fiscal year, without charge, upon receipt of a phone call or written request from such shareholder. Such request must be made to the Company’s Investor Services group by calling (978) 658-8888 or by writing to Investor Services, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

Delivery of Documents to Shareholders Sharing an Address

If you share an address with any of the Company’s other shareholders, your household might receive only one copy of the Proxy Statement, Annual Report and Notice, as applicable. To request individual copies of any of these materials for each shareholder in your household, please contact the Company’s Investor Services, UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887 (telephone: (978) 658-8888). The Company will deliver copies of the Proxy Statement, Annual Report and/or Notice promptly following your written or oral request. To ask that only one copy of any of these materials be mailed to your household, please contact your broker.

YOUR VOTE IS VERY IMPORTANT. PLEASE REVIEW THE PROXY MATERIALS, INCLUDING OUR 2025 ANNUAL REPORT ON FORM 10-K, AT: HTTPS://INVESTORS.UNIFIRST.COM. PLEASE READ THIS PROXY STATEMENT AND SIGN, DATE AND MAIL YOUR WHITE PROXY CARD OR WHITE VOTING INSTRUCTION FORM OR SUBMIT YOUR VOTING INSTRUCTIONS VIA THE INTERNET AS SOON AS POSSIBLE.

Wilmington, Massachusetts

November 24, 2025

Appendix A - Additional Information Regarding Participants in the Solicitation

Under applicable SEC rules and regulations, members of our board of directors, nominees for director and certain of our executive officers are “Participants” with respect to the Company’s solicitation of proxies in connection with the Annual Meeting. The following sets forth certain information about the persons who are “Participants.”

Directors and Nominees

The following are names of our directors (certain of whom are also nominees for election as directors at the Annual Meeting). The principal occupations or employment of each such person is contained in the accompanying proxy statement. The business address of each such person is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

Cynthia Croatti	Sergio A. Pupkin
Michael Iandoli	Steven S. Sintros
Cecilia McKenney	Raymond C. Zemlin
Joseph Nowicki

Certain Officers and Employees

The following table sets forth the name and principal occupation of the Company’s officers and other employees who are Participants. The principal business address of each such person is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, Massachusetts 01887.

Name	Principal Occupation
Steven S. Sintros	President and Chief Executive Officer
Shane O’Connor	Executive Vice President and Chief Financial Officer
Michael Patrick	Senior Vice President and General Counsel

Information Regarding Ownership of the Company’s Securities by Participants

As of November 5, 2025, the number of securities of the Company beneficially owned by directors and officers who are Participants is set forth under the title “Security Ownership of Management, Directors, Director Nominees and Principal Shareholders” in this proxy statement. As of November 5, 2025, the number of securities of the Company beneficially, directly or indirectly owned by the other Participants is set forth below.

Name	Company Securities Owned
Michael Patrick	245

Information Regarding Transactions in the Company’s Securities by the Participants

The following table sets forth purchases and sales of the Company’s securities during the past two years by the persons listed above under the titles “Directors and Nominees” and “Certain Officers.” The transactions listed in the following table are limited to transactions involving common shares and stock appreciation rights. None of the purchase price or market value of the securities listed below is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Company Securities Purchased or Sold October 31, 2023, through October 31, 2025

Name	Transaction Date	Number of Shares	Transaction Code
Cynthia Croatti	10/31/2023	957	5
	11/19/2024	823	5
Cecilia McKenney	7/17/2024	136	4
	7/17/2024	219	5
	11/19/2024	519	4
	11/19/2024	823	5
Michael Iandoli	10/31/2023	244	4
	10/31/2023	957	5
	7/31/2024	957	6
	7/31/2024	(803)	7
	7/31/2024	(154)	2
	7/31/2024	858	6
	7/31/2024	(839)	7
	7/31/2024	(19)	2
	7/31/2024	1,000	6
	7/31/2024	(852)	7
	7/31/2024	(148)	2
	7/31/2024	1,000	6
	7/31/2024	(879)	7
	7/31/2024	(121)	2
	7/31/2024	(240)	2
	11/19/2024	823	5
Joseph Nowicki	10/31/2023	365	4
	10/31/2023	957	5
	11/19/2024	519	4
	11/19/2024	823	5
Sergio A. Pupkin	10/31/2023	365	4
	10/31/2023	957	5
	11/19/2024	312	4
	11/19/2024	823	5
Steven S. Sintros	10/31/2023	4,562	4
	10/31/2023	(650)	8
	10/31/2023	6,179	5
	11/19/2023	(287)	8
	11/27/2023	(380)	8
	10/29/2024	(295)	8
	10/31/2024	(1,037)	8
	11/19/2024	(1,771)	9
	11/19/2024	(1,322)	9
	11/19/2024	(114)	9
	11/19/2024	(273)	8
	11/19/2024	3,421	5
	11/19/2024	(1,487)	8
	11/19/2024	4,668	5
	10/31/2025	(1,696)	8
	10/31/2025	1,898	5
Raymond Zemlin	10/31/2023	365	4
	10/31/2023	957	5
	11/19/2024	312	4
	11/19/2024	823	5
	1/13/2025	988	6
	1/13/2025	(595)	7
Shane O’Connor	10/31/2023	2,281	5
	10/31/2023	(598)	8
	10/31/2023	2,207	5
	08/12/2024	(1,185)	9

	10/31/2024	(687)	8
	11/19/2024	2,205	5
	11/19/2024	857	5
	11/19/2024	(364)	8
	11/19/2024	3,215	5
	10/31/2025	897	5
	10/31/2025	(381)	8
	10/31/2025	(915)	8
Michael Patrick	10/31/2023	297	5
	10/31/2023	287	5
	10/31/2023	(55)	8
	11/03/2023	(279)	2
	07/19/2024	700	6
	07/19/2024	(581)	7
	10/31/2024	272	5
	10/31/2024	268	5
	10/31/2024	(73)	8
	02/03/2025	395	5
	07/17/2025	(168)	2
	10/31/2025	(185)	8
(1)
Open market or private purchase
(2)
Open market or private sale
(3)
Gift
(4)
Award of unrestricted common stock under the Company’s stock option and incentive plan.
(5)
Earned or granted restricted stock units or stock appreciation rights under the Company’s stock option and incentive plan.
(6)
Exercise or conversion of derivative security exempted pursuant to Rule 16b-3.
(7)
Disposition to the issuer of issuer equity securities pursuant to Rule 16b-3(e).
(8)
Payment of exercise price or tax liability by delivering or withholding securities incident to the receipt, exercise or vesting of a security issued in accordance with Rule 16b-3
(9)
Shares sold pursuant to a trading plan intended to comply with Rule 10b5-1(c).

Miscellaneous Information Concerning Participants

Except as described in this proxy statement, no Participant or any of their respective associates or affiliates (together, “Participant Affiliates”) is either a party to any transaction or series of transactions since September 1, 2024, or has knowledge of any current proposed transaction or series of proposed transactions, (1) to which the Company or any of its subsidiaries was or is to be a participant; (2) in which the amount involved exceeds $120,000; and (3) in which any Participant or Participant Affiliate had, or will have, a direct or indirect material interest. Furthermore, except as described in this proxy statement, (1) no Participant or Participant Affiliate, directly or indirectly, beneficially owns any securities of the Company, any parent of the Company or any subsidiary of the Company; and (2) no Participant owns any securities of the Company of record but not beneficially.

Except as described in this proxy statement, no Participant or Participant Affiliate has entered into any agreement or understanding with any person with respect to any future employment by the Company or any of its affiliates or any future transactions to which the Company or any of its affiliates will or may be a party.

Except as described in this proxy statement, there are no contracts, arrangements or understandings by any Participant or Participant Affiliate, since September 1, 2024, with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Except as described in this proxy statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

Except as described in this proxy statement, and excluding any director or executive officer of the Company acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting.

During the past ten years, none of the participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

UNIFIRST CORPORATION

VOTE BY INTERNET – WWW.CESVOTE.COM

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on December 14, 2025. Have your **WHITE** proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

OR

VOTE BY MAIL

Complete, sign, date and promptly return your **WHITE** proxy card in the postage-paid envelope we have provided or return it to UniFirst Corporation, c/o Corporate Election Services, P.O. Box 3230 Pittsburgh, Pennsylvania 15230.

CONTROL NUMBER ➔

➔ FOLD AND DETACH HERE IF YOU ARE RETURNING YOUR VOTED PROXY BY MAIL ➔

[X] **Please mark your vote as indicated in this example**

THIS WHITE PROXY CARD, IF PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE FOR A PROPOSAL, THE SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS.

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES RECOMMENDED BY THE BOARD LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3.

   Proposal 1 Instructions: Vote "FOR" only up to two nominees in total. If you mark a vote with respect to fewer than two nominees in Proposal 1, your shares will only be voted "FOR" the nominee you have so marked. If you vote "FOR" more than two nominees, all of your votes on Proposal 1 will be invalid and will not be counted.

Nominees RECOMMENDED by the Board:

		FOR	WITHHOLD
(1a)	Joseph M. Nowicki	❑	❑
(1b)	Steven S. Sintros	❑	❑

Nominees OPPOSED by the Board:

		FOR	WITHHOLD
(1c)	Arnaud Ajdler	❑	❑
(1d)	Michael A. Croatti	❑	❑

   ❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

   ❑ **FOR** ❑ **AGAINST** ❑ **ABSTAIN**

Dated

Signature

Title

Signature if Held Jointly

SIGN ABOVE - Please sign exactly as your name(s) appear(s) hereon. If shares are registered in more than one name, all should sign but if one signs, it binds the others. When signing as attorney, executor, administrator, agent, trustee, guardian, or other fiduciary, please give full title as such. If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign partnership name by an authorized person.

If you have questions or require any assistance with voting your shares, please contact UniFirst Corporation's proxy solicitor listed below:

MacKenzie Partners, Inc.

Email: proxy@mackenziepartners.com

↓ CONTINUED AND TO BE SIGNED ON REVERSE SIDE ↓

UNIFIRST CORPORATION **COMMON STOCK WHITE PROXY CARD**

ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 15, 2025

THIS WHITE PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints Steven S. Sintros and Shane F. O'Connor, and each of them, proxies and agents with full power of substitution to act and vote on behalf of the undersigned at the 2026 Annual Meeting of Shareholders of UniFirst Corporation to be held at https://www.cesonlineservices.com/unf25_vm on December 15, 2025 at 10:00 A.M. Eastern Time, and any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES RECOMMENDED BY THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS WHITE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET.)

If you have questions or require any assistance with voting your shares, please contact UniFirst Corporation's proxy solicitor listed below:

MACKENZIE PARTNERS, INC.

Email: proxy@mackenziepartners.com

↓ CONTINUED AND TO BE SIGNED ON REVERSE SIDE ↓

UNIFIRST CORPORATION **CLASS B WHITE PROXY CARD**

ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 15, 2025

THIS WHITE PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Class B Common Stock of UniFirst Corporation hereby appoints Steven S. Sintros and Shane F. O'Connor, and each of them, proxies and agents with full power of substitution to act and vote on behalf of the undersigned at the 2026 Annual Meeting of Shareholders of UniFirst Corporation to be held at https://www.cesonlineservices.com/unf25_vm on December 15, 2025 at 10:00 A.M. Eastern Time, and any postponement or adjournment thereof. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the meeting or any postponement or adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement.

THIS PROXY IS SOLICTED ON BEHALF OF THE BOARD OF DIRECTORS OF UNIFIRST CORPORATION. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" EACH OF THE NOMINEES RECOMMENDED BY THE BOARD OF DIRECTORS LISTED IN PROPOSAL 1, AND "FOR" PROPOSALS 2 AND 3, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS NEED ONLY SIGN AND DATE THIS WHITE PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE IF VOTING BY MAIL.

(PLEASE SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE OR VOTE BY INTERNET.)